                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant [X]

    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           CLARK EQUIPMENT COMPANY
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           (Name of Registrant as Specified in Its Charter)


                           CLARK EQUIPMENT COMPANY
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               (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

- -------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transactions applies:

- -------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

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    (4) Proposed maximum aggregate value of transaction:

- -------------------------------------------------------------------------------


    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

- -------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

- -------------------------------------------------------------------------------

    (3) Filing Party:

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    (4) Date Filed:

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- ---------------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     [LOGO]

                                   NOTICE OF

                                 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

                           -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 10, 1994

[COPYWHITE]

CLARK EQUIPMENT COMPANY

April 5, 1994

Dear Stockholder:

You are cordially invited to the Annual Meeting of Stockholders of Clark Equipment Company to be held on Tuesday, May 10, 1994, commencing at 9:00 a.m., Eastern Standard Time, at the South Bend Marriott Hotel, 123 North St. Joseph Street, South Bend, Indiana. The Board of Directors and management look forward to greeting personally those stockholders able to attend.

At the meeting you will be asked to elect seven directors to terms ending at the next Annual Meeting of Stockholders, and to ratify the appointment of independent accountants for the fiscal year ending December 31, 1994. You will also be asked to approve the Clark Equipment Company 1994 Long Term Incentive Plan and the Clark Equipment Company Stock Acquisition Plan for Non-Employee Directors.

At the Annual Meeting, the business and operations of the Company for 1993 will also be reviewed, and there will be a report on operations during the first quarter of this year and future prospects.

Regardless of the number of shares you own, it is important that they are represented and voted at the meeting whether or not you plan to attend. Accordingly, you are requested to sign, date and mail the enclosed proxy at your earliest convenience.

On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

[SIG]

Leo J. McKernan
Chairman, President and
Chief Executive Officer

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- --------------------------------------------------------------------------------

PLEASE SIGN, DATE AND RETURN YOUR PROXY NOW TO AVOID MISPLACING IT. A POSTAGE-PAID RETURN ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE. IF YOU ATTEND THE MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

CLARK EQUIPMENT COMPANY

SOUTH BEND, INDIANA 46634

NOTICE OF ANNUAL MEETING

The Annual Meeting of Stockholders of Clark Equipment Company will be held at the South Bend Marriott Hotel, 123 North St. Joseph Street, South Bend, Indiana, on Tuesday, May 10, 1994, at 9:00 a.m., Eastern Standard Time, for the following purposes:

1. To elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified;

2. To approve the Clark Equipment Company 1994 Long Term Incentive Plan;

3. To approve the Clark Equipment Company Stock Acquisition Plan for Non-Employee Directors;

4. To ratify the appointment of Price Waterhouse to serve as independent accountants for the Company for the fiscal year ending December 31, 1994; and

5. To transact such other business as may properly come before the meeting.

The Audit Committee of the Board of Directors has designated the close of business on March 14, 1994, as the date of record for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof.

A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose germane to the meeting, for a period of 10 days prior to the meeting during normal business hours at the offices of Clark Equipment Company at 100 North Michigan Street, South Bend, Indiana.

By Order of the Board of Directors

[SIG]

Thomas C. Clarke
Secretary

South Bend, Indiana
April 5, 1994

                                PROXY STATEMENT

VOTING INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Clark Equipment Company for the Annual Meeting of Stockholders to be held on May 10, 1994. On March 14, 1994, the record date for the Annual Meeting as set by the Audit Committee of the Board of Directors, there were 17,411,016 shares of Common Stock outstanding.

This proxy statement and form of proxy will first be sent to stockholders on or about April 5, 1994. The annual report of the Company for the fiscal year ended December 31, 1993, including financial statements, has been mailed to each stockholder of record and provided to security dealers, banks, fiduciaries and nominees for mailing to beneficial owners at the Company's expense.

Each stockholder is entitled to one vote for each share of Common Stock held. There are no other voting securities. If the accompanying proxy form is signed and returned, the shares represented will be voted in the manner indicated on the proxy form. If a properly signed proxy form is returned to the Company and is not marked, it will be voted in accordance with management's recommendations on all proposals. The stockholders may revoke the proxy at any time prior to the voting thereof. Proxies may be revoked prior to their exercise by a written revocation delivered to the Secretary of the Company. The mailing address is 100 North Michigan Street, P.O. Box 7008, South Bend, Indiana 46634.

The Company's Board of Directors has adopted a policy which provides that each proxy, ballot and consent, as well as voting tabulations, relating to a meeting of stockholders that identifies the vote of a specific stockholder will be kept confidential for a period of three years after the meeting except: (i) where disclosure is pursuant to applicable legal requirements or necessary to assert or defend claims for or against the Company, (ii) in the event of a contested proxy solicitation, (iii) to allow independent election inspectors to tabulate and certify the results of the vote, (iv) if the stockholder has specifically agreed to non-confidential treatment, or (v) in situations where comments are written on proxy cards, the comments and the identity of the stockholder may be submitted to the management and members of the Board of Directors, but the actual vote of the stockholder may not be disclosed to the Company unless such stockholder has specifically agreed to non-confidential treatment. Information regarding which stockholders have not voted and periodic status reports regarding the aggregate vote of all stockholders would continue to be available to management and members of the Board of Directors. In addition, in accordance with its past practice, the receipt, certification and tabulation of such votes shall be performed by an independent third party, Harris Trust and Savings Bank of Chicago, Illinois.

The By-Laws of the Company provide that a majority of the outstanding shares, present in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The By-Laws further provide that, except as otherwise provided by statute or by the Certificate of Incorporation of the Company, all matters coming before the Annual Meeting shall be decided by the vote of a majority of the shares of stock having voting power present in person or by proxy at the Annual Meeting. Therefore, abstentions as to particular proposals will have the same effect as votes against such proposals. In the case of election of directors, the withholding of authority to vote for a nominee will have the same effect as a vote against the nominee.

Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" as present for purposes of determining a quorum at the Annual Meeting. Broker non-votes as to particular proposals, however, will be deemed shares not having voting power on such proposals, will not be counted as votes for or against such proposals, and will not be included in calculating the number of votes necessary for approval of such proposals. "Broker non-votes" are proxies with respect to shares of voting stock held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable New York Stock Exchange rules or the instrument under which it serves in such capacity, and (iii) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter.

The expense of this solicitation will be paid by the Company. Brokers and certain other holders for beneficial owners will be reimbursed for out-of-pocket expenses incurred in the solicitation of proxies from the beneficial owners of shares held in their names. The Company has engaged D. F. King & Co., Inc., 77 Water Street, New York, New York, to assist in the solicitation of proxies for the meeting at a cost not expected to exceed in the aggregate $9,000 plus out-of-pocket expenses.

                            1. ELECTION OF DIRECTORS

Seven directors are to be elected to hold office until the Annual Meeting of Stockholders in 1995 and until their respective successors are elected and qualified.

All of the nominees have been designated by the Board of Directors. All nominees are members of the present Board. Dieter H. Stinnes will complete his present term as a director as of the 1994 Annual Meeting of Stockholders and is not a nominee for reelection. Therefore, pursuant to the By-Laws of the Company, the Board of Directors has reduced the size of the Board from eight to seven, effective as of the 1994 Annual Meeting of Stockholders.

Each nominee has consented to being named in the proxy statement as a nominee for director and has agreed to serve as a director, if elected. The proxies appointed by name in the enclosed proxy form will vote as instructed by the stockholder for the election of the nominees listed below. The proxies, however, reserve full discretion to cast votes for other persons if any nominees are unable to serve or for good cause will not serve, except where authority is withheld by the stockholder.

                      ------------------------------------

IDENTIFICATION OF NOMINEES FOR DIRECTOR

Set forth below for each nominee for director is the name, age and principal occupation of the nominee during the past five years, and the other directorships held by the nominee:

James C. Chapman            Age 63      Director since 1993
                            Chairman, President and Chief Executive Officer and Director,
                            Outboard Marine Corporation, Waukegan, Illinois -- a manufacturer and marketer of marine power products, boats and accessories worldwide; prior to January 1993, President and Chief Executive
                            Officer, Outboard Marine Corporation; prior to January 1990,
                            President, Outboard Marine Corporation.

Donald N. Frey              Age 71      Director since 1970
                            Professor, Department of Industrial Engineering and Management
                            Sciences, Northwestern University, Evanston, Illinois.

                            Other Directorships: Andrew Corp.

James A.D. Geier            Age 68      Director since 1969
                            Chairman of Executive Committee and Director, Cincinnati Milacron
                            Inc., Cincinnati, Ohio -- a manufacturer and supplier of process equipment, systems and related accessories; prior to December
                            1990, Chairman, Chief Executive Officer and Director, Cincinnati
                            Milacron Inc.

                            Other Directorships: USX Corporation; The Cincinnati Gear
                            Company; BDM Holdings, Inc.

Gaynor N. Kelley            Age 62      Director since 1989
                            Chairman, Chief Executive Officer and Director, The Perkin-Elmer
                            Corporation, Norwalk, Connecticut -- a manufacturer of analytical instruments and plasma spraying equipment; prior to December
                            1990, President, Chief Operating Officer and Director, The
                            Perkin-Elmer Corporation.

                            Other Directorships: Hercules Inc.

Leo J. McKernan             Age 56      Director since 1980
                            Chairman of the Board, President, Chief Executive Officer and
                            Director, Clark Equipment Company.

                            Other Directorships: VME Group N.V.; Lincoln National
                            Corporation; 1st Source Corporation.

Ray B. Mundt                Age 65      Director since 1989
                            Chairman and Director, Alco Standard Corporation, Valley Forge,
                            Pennsylvania -- a diversified company in the fields of paper distribution and converting, and office products distribution;
                            prior to August 1993, Chairman, Chief Executive Officer and
                            Director, Alco Standard Corporation.

                            Other Directorships: Core States Bank, N.A.; Liberty Mutual
                            Insurance Co.; Nocopi Technologies, Inc.

Frank M. Sims               Age 61      Director since 1984
                            Senior Vice President and Director, Clark Equipment Company.

                            Other Directorships: VME Group N.V.; Transmisiones y Equipos
                            Mecanicos, S.A. de C.V.

BOARD OF DIRECTORS

The Board of Directors held seven meetings during 1993.

GOVERNANCE COMMITTEE

The Governance Committee is composed of all directors who are not employed by the Company. Accordingly, this Committee now consists of Dieter H. Stinnes, Chairman; James C. Chapman, Donald N. Frey, James A.D. Geier, Gaynor N. Kelley and Ray B. Mundt. Mr. Stinnes will cease to be a member of this Committee upon completion of his present term as of the 1994 Annual Meeting of Stockholders.

The Governance Committee has the responsibility of meeting at least annually with the Chief Executive Officer to discuss the mission and objectives of the Chief Executive Officer, organizational development, and changes in concepts. At least once a year the Chief Executive Officer is required to review succession for officers with the Governance Committee.

The Governance Committee held one meeting during 1993.

NOMINATING COMMITTEE

The Nominating Committee has the responsibility of considering for recommendation to the full Board of Directors the nomination and screening of Board member candidates, the evaluation of the performance of the Board and its members, the termination of Board membership in accordance with corporate policy because of conflicts of interest, for cause, or for other appropriate reason and the assignment of Board members to committee memberships and committee chairmanships. Members of the Committee are Gaynor N. Kelley, Chairman; Donald
N. Frey and James A.D. Geier.

The Nominating Committee recommends to the full Board of Directors candidates to fill vacancies on the Board as they occur and a slate of directors for election by the stockholders at each Annual Meeting. The Committee will consider candidates suggested by stockholders, directors, and others. Suggestions for candidates, accompanied by biographical material and material regarding the candidate's qualifications to serve as a director, should be sent to the Secretary of the Company. Suggestions for candidates to be elected at an Annual Meeting of Stockholders must be received no later than December 31 immediately prior to such Annual Meeting to be considered for the slate for that meeting. Among the required qualifications for candidates are personal integrity, an attained position of leadership in the candidate's field of endeavor, breadth of experience, and ability to exercise sound business judgment.

The Nominating Committee held three meetings during 1993.

FINANCE COMMITTEE

The Finance Committee is charged with overseeing the financial affairs of the Company and recommending to the Board of Directors such financial actions and policies as will best accommodate the Company's long range objectives. Members of the Finance Committee are James A.D. Geier, Chairman; James C. Chapman; and Frank M. Sims. Gaynor N. Kelley is an alternate member of this Committee.

The Finance Committee held two meetings during 1993.

AUDIT COMMITTEE

The Audit Committee is responsible to the Board for reviewing the Company's accounting and auditing procedures, financial reporting practices, internal accounting controls, and compliance with the Company's Code of Business Conduct. The Audit Committee is also responsible for appointment of the independent accountants, subject to ratification by the stockholders, and for establishing the time, place, and record date for the Annual Meeting of Stockholders. The Audit Committee meets periodically with management, internal auditors, and independent accountants to review the work of each and satisfy itself that they are properly discharging their responsibilities. Both the independent accountants and the internal auditors have free access to the Committee, without the presence of management, to discuss their opinions on the adequacy of internal controls and to review the quality of financial reporting. This Committee is composed of Donald N. Frey, Chairman; and Gaynor N. Kelley. James A.D. Geier is an alternate member of this Committee. None of these members are employees of the Company.

The Audit Committee held five meetings during 1993.

HUMAN EFFECTIVENESS COMMITTEE

The Human Effectiveness Committee is composed of directors who are not employees or former employees of the Company. This Committee reviews the salary administration policy of the Company and administers the Company's Incentive Compensation Plans, Stock Option Plans, Savings and Investment Plan, Leveraged Employee Stock Ownership Plan, Officer Stock Purchase Plan, Restricted Stock Plans, Performance Unit Plans, other performance-based compensation arrangements, and Stock Purchase, Stock Grant and Retirement Plans for Non-Employee Directors. The Committee reviews and approves the compensation range and compensation level of the Chief Executive Officer and all other Company officers. The Committee also approves loans to or guarantees of obligations of any employee of the Company and approves contracts between the Company and its officers. In addition, the Committee determines Directors' fees and remuneration. The Committee is composed of Dieter H. Stinnes, Chairman; James A.D. Geier and Ray B. Mundt. Mr. Stinnes will cease to be a member of this Committee upon completion of his present term as of the 1994 Annual Meeting of Stockholders.

The Human Effectiveness Committee held three meetings during 1993.

ATTENDANCE

All of the incumbent directors attended more than 90% of the Board and Committee Meetings held in 1993 during the period they were members of the Board or of a Committee.

DIRECTOR COMPENSATION ARRANGEMENTS

Directors who are not in the employ of the Company receive compensation for director services performed throughout the year. The regular annual compensation is currently $21,000. In addition, each director receives $1,000 per Board or Committee meeting attended, with Committee chairmen receiving $1,250 per committee meeting. Directors also receive $600 for each telephonic meeting. Directors who are employees of the Company receive no additional compensation for services as a director. Directors who are not and have not previously been officers or employees of the Company do not receive salaries, incentive compensation or stock options, or participate in the Company Savings and Investment Plan.

Non-employee Directors who are at least age 65 at retirement and who complete at least five years of service as a Director are entitled to receive a monthly retirement benefit after retiring from the Company's Board of Directors. Payment of such benefit begins upon the later of the Director's 70th birthday or his or her separation from service on the Board of Directors. The amount of such monthly benefit is equal to one-twelfth of the annual cash retainer in effect for such Director (excluding Board and Committee meeting fees) immediately preceding his or her separation from service on the Board of Directors. Payment of the monthly retirement benefit continues for a period equal to the number of months of the Director's Board service or until death, whichever is earlier. Retirement benefits cease in the event a Director violates the non-compete or confidentiality provisions of the Retirement Plan.

STOCK PURCHASE AND GRANT PLANS FOR NON-EMPLOYEE DIRECTORS

Under the Stock Purchase Plan, non-employee directors may elect to forego receipt of all or any portion of their retainer and meeting fees and instead receive an equivalent amount of Company stock. The number of shares of stock distributed to the non-employee director is, in the case of retainer fees, equal to the amount of retainer fees to be earned for the calendar quarter which the participant elects to have paid in stock divided by the closing price for sales of Company stock as reported on the Composite Transaction Reporting System on the New York Stock Exchange on the first business day of the calendar quarter for which the retainer fees are earned. In the case of meeting fees, the number of shares distributed is equal to the amount of meeting fees earned for the calendar quarter which the participant elects to have paid in stock divided by the closing price for sales of Company stock as reported on the Composite Transaction Reporting System on the New York Stock Exchange on the first business day of the calendar quarter following the calendar quarter for which the meeting fees are earned. An election to receive stock under this Plan must be made prior to the first day of the calendar quarter of participation and is irrevocable for such calendar quarter on and after the first day of the calendar quarter.

Under the Stock Grant Plan, on the first business day of each calendar quarter, each non-employee director is granted a number of shares of Company stock which is determined by dividing $5,000 by the closing price for sales of Company stock as reported on the Composite Transaction Reporting System on the New York Stock Exchange on such date. This stock vests in five equal annual installments beginning on January 2 of the second calendar year following the year of the grant. Stock which has not previously vested will vest on the death, disability or normal retirement of the director or upon the acquisition by a person or a group, as defined in Section 14(d)(2) of the Securities Exchange Act of 1934, of 40% or more of the voting stock of the Company. Under the Plan, normal retirement is termination of service as a director on or after the attainment of age 70. If a participant ceases to be eligible under any other circumstances, his interest in any unvested shares shall terminate.

Effective April 1, 1994, the Stock Purchase and Stock Grant Plans for Non-Employee Directors were superseded by a Stock Acquisition Plan for Non-Employee Directors, which Stock Acquisition Plan is being submitted to the stockholders for approval at the 1994 Annual Meeting of Stockholders. A summary of the principal provisions of the Stock Acquisition Plan for Non-Employee Directors is set forth on pages 20-22 of this Proxy Statement. The text of the entire Stock Acquisition Plan is attached as Exhibit A to this Proxy Statement.

REPORT OF HUMAN EFFECTIVENESS COMMITTEE ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES

Overall compensation for executive officers is determined by the Human Effectiveness Committee, which is composed solely of non-employee directors. The Committee administers various executive compensation plans which are intended to align closely the financial interests of the Company's executive officers and those of its stockholders, to provide reasonable compensation in comparison to competitive practices, and to continue to motivate and reward executive officers on the basis of Company and individual performance.

Compensation for the Company's executives is competitive and consists of a base salary as well as short and long term incentive compensation. Each year, the Committee reviews the competitiveness of the base salaries of executive officers and determines whether adjustments are appropriate. The Committee's determinations are also based on judgments as to the contributions of individual executive officers to the overall performance of the Company. In setting base salaries for its executive officers, the Committee relies primarily on the Hay Compensation Report for Industrial Management ("Hay Report") which establishes market compensation levels through a survey of approximately 380 industrial companies. The Committee uses the average salary level of the companies surveyed in the Hay Report (increased to take into account the fact that the Company has eliminated all perquisites for its executive officers) as its guideline in establishing salaries for executive officers. Mr. McKernan's base salary is equal to 100% of the average salary level from the Hay Report for his position, and the base salaries of the other executive officers listed in the Summary Compensation Table range from 82% to 99% of the average salary level for their respective positions. The Company does not consider the market for determining competitive compensation of the Company's executive officers to be limited to the companies comprising the peer group index in the Performance Graph on page
15. However, Clark and two of the other four companies which are included in the peer group are also included in the Hay Report.

All of the executive officers named in the Summary Compensation Table, with the exception of Mr. Kertz, are parties to employment contracts with the Company. The contracts with Messrs. McKernan, Sims and Harper each provide that the officer will be paid a salary of not less than 88.75% of the average salary level of companies surveyed in the Hay Report for their positions. The contract with Mr. Bowles provides that his base salary cannot be reduced to an amount below the amount in effect at the time the contract was entered into unless the reduction is a part of an executive management salary reduction program. These contractual requirements are considered by the Committee when it sets the base salaries of those executive officers who are parties to employment contracts containing such requirements.

The Company has short term incentive compensation plans for the executive officers of the Company and the senior management of the Company and its Business Units. For 1993, Mr. Kertz was covered by the Business

Unit Plan and the other executive officers were covered by the Corporate Plan. Under these plans, the bonus guideline for a particular executive is established based upon the data in the Hay Report. The Hay Report determines competitive compensation for executive officers both in terms of total compensation as well as base salary. Under the plans, the bonus guideline for a particular executive is equal to the amount by which the average total compensation for his salary grade exceeds average base salary. For 1993, the bonus guideline for the Chief Executive Officer was 61% of his base salary and the bonus guideline for other executive officers ranged from 26% to 41% of their base salaries. For 1993, the actual bonus payable to the Chief Executive Officer under the plan could have ranged from zero to 103% of his base salary, while the actual bonuses payable to other executive officers could have ranged from zero to 69% of their base salaries, depending upon the extent to which the criteria described below were met or exceeded.

The bonus payable to each executive officer under the Corporate and Business Unit Plans in any year is based one-half on actual net income and return on equity in relation to planned net income and return on equity (in the case of the Business Unit Plan, return on capital is substituted for return on equity), and 25% each on the accomplishment of specific operating goals and the discretion of the Committee. Included among the operating goals are development of long range strategies, product quality, product development, cost reductions, safety, sales increases and capital restructuring. Although there is no formal weighting of these goals, the Committee exercises judgments as to the relative importance of each goal in establishing the amount of incentive compensation. Although the goals are generally objective in nature, there is not always a quantitative measurement or other similar benchmark to establish whether a particular goal has been met. In these situations, the Committee exercises its judgment in evaluating whether or not such a goal has been achieved.

No incentive compensation may be paid under the Corporate Plan for a year in which the Company is not profitable, or under the Business Unit Plan for a year in which the Business Unit is not profitable, even if all financial and operating goals are met, unless at least two consecutive years in the next three years are profitable. After the end of the second consecutive year in which the Company or Business Unit is profitable, the amount of the incentive compensation that would otherwise have been payable during the unprofitable year would be paid to the executive officer.

The short term incentive compensation plans, when coupled with the long term stock purchase plan, stock option plan and performance unit plan discussed below, result in a very significant portion of the executive officer's total potential compensation being directly related to the performance of the Company and the creation of stockholder value.

The Committee believes that long term incentive compensation should reward the executive officers of the Company only to the extent that the stockholders are rewarded through a higher stock price. To this end, the Committee uses various stock-based incentive plans including a stock purchase plan, stock options, and stock appreciation rights called performance units. Although no specific target ownership level has been established, it is the Committee's view that the executive officers of the Company should have significant amounts of their own money invested in Company stock.

Under a stock purchase plan for executive officers intended to stimulate such ownership, executive officers may contribute up to 15% of their base salary and cash incentive compensation, and the Company contributes an amount equal to 2/3 of the executive officer's contribution. These contributions are used to purchase Company stock at the closing price of the stock on the date of the purchase. Stock purchased with the executive officer's contribution vests immediately. Stock purchased with the Company's contribution vests in five equal annual installments commencing in the second year following the year of purchase. Vesting would also occur on the death, disability or normal retirement of the participant, or upon the acquisition by a person or group of 40% or more of the voting stock of the Company. If an executive's employment terminates for any other reason, unvested shares will be forfeited unless the Committee determines otherwise. Factors which the Committee would consider in determining whether unvested shares will be forfeited include the reason that the executive's employment terminated and the quality of the executive officer's contributions to the Company's performance.

In February 1994, the Company adopted the Clark Equipment Company 1994 Long Term Incentive Plan ("LTIP"), subject to approval by the stockholders at the 1994 Annual Meeting of Stockholders. The LTIP provides for a stock purchase plan and the grant of stock options, stock appreciation rights, performance units, incentive grants and restricted stock. The purpose of the LTIP is to provide management with additional incentive to enhance stockholder value. A summary of the principal provisions of the LTIP is set forth on pages 17-20 of this Proxy Statement. The text of the entire LTIP is attached as Exhibit B to this Proxy Statement.

COMPENSATION ACTIONS IN 1993

In November 1992, the Committee granted a combination of stock options and performance units to the executive officers with an exercise price equal to the closing price of the Company's stock on the date of the grant. These options and performance units become exercisable in varying amounts over a three year period and lapse if not exercised within ten years after the date of the grant. In view of the size of the grants in 1992, the Committee did not grant any additional stock options or performance units to existing executive officers in 1993. In August of 1993, the Committee did, however, add stock appreciation rights to one-half of the stock options which were granted to executive officers in November 1992, with the exception of Mr. Kertz and one other executive officer who received a stock appreciation right for each stock option. These stock appreciation rights were granted primarily to provide the executive officers with a method to satisfy withholding tax obligations in connection with their exercise of the options granted in 1992.

Effective January 1, 1993, the Committee eliminated all perquisites previously provided to executive officers. At the same time, each executive officer's salary was increased by the average value of these perquisites. This was done in order to simplify the executive compensation policies and practices of the Company and to eliminate the time and expense spent in the administration of the perquisite programs. This change resulted in an increase in Mr. McKernan's base salary from $600,000 to $626,784 per year.

Effective September 1, 1993, the Committee increased Mr. McKernan's base salary approximately 5%, from $626,784 to $660,000 per year. The Committee felt that this increase was appropriate based on compensation data contained in the Hay Report and in two other salary surveys reviewed by the Committee. None of the salary surveys reviewed by the Committee were limited to companies included in the peer group index in the performance graph on page 15. Instead, the Committee reviews broad market surveys of industrial companies which it considers to be more representative of the market for determining competitive compensation. This increase also recognized Mr. McKernan's individual contribution to the significant improvement in the Company's earnings in 1993.

In February of 1994, Mr. McKernan was paid a bonus of $662,600 under the Corporate Office Incentive Compensation Plan for performance during 1993. This bonus, which was equal to approximately 100% of Mr. McKernan's current base salary, was determined in accordance with the criteria previously described and reflects the fact that the Company substantially exceeded its financial goals based on actual versus planned net income and return on equity in 1993. The bonus also reflects the fact that the Company achieved its operating goals established by the Committee. Bonuses paid to the other executive officers ranged from 36% to 63% of their base salaries.

One factor which the Committee considers in establishing its compensation policies is the expected tax treatment to the Company and its executive officers of the various forms of compensation. The deductibility of certain types of compensation will, however, depend upon the timing of the executive officer's exercise of stock options or stock appreciation rights, the vesting of restricted stock, the existence of binding written contracts or other similar items. In addition, changes in the law and other factors which are beyond the Committee's control can affect the deductibility of compensation. Consequently, the Committee may not, in all cases, limit executive compensation to that amount which is deductible under the recently enacted Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee will, however, consider methods of preserving the deductibility of compensation benefits to the extent that it is reasonably practicable and to the extent that it is consistent with the Committee's other compensation goals and objectives. To this end, the Committee accelerated to December 31, 1993, a payment of $325,000 (which was grossed up to cover the income taxes thereon) due to be paid to Mr. McKernan on January 1, 1994 pursuant to the terms of his employment contract. This contract, which was originally entered into in 1984, called for this lump sum payment to be made to Mr. McKernan if he was still employed by the Company on January 1, 1994. This payment was designed to help insure that the Company would continue to have the benefit of Mr. McKernan's services. The purpose of the acceleration of this payment to Mr. McKernan was to preserve for the Company the tax deductibility of this payment which might otherwise have been lost due to the limitations of Section 162(m) on the tax deductibility of executive compensation which apply to the Company in 1994. In addition, the LTIP adopted by the Company in February 1994 has been established (subject to stockholder approval) in a manner such that compensation attributable to stock options, stock appreciation rights and performance units to be granted and exercised thereunder should be fully deductible by the Company.

The foregoing report has been submitted by the Human Effectiveness Committee of the Company's Board of Directors.

                                                     Dieter H. Stinnes, Chairman
                                                     James A.D. Geier
                                                     Ray B. Mundt

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth information for the years indicated concerning compensation paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers:

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM COMPENSATION
                                                                                       AWARDS
                                             ANNUAL COMPENSATION             --------------------------
                                       --------------------------------                      SECURITIES
                                                                OTHER                        UNDERLYING         ALL
           NAME                                                 ANNUAL       RESTRICTED       OPTIONS          OTHER
           AND                                                 COMPEN-         STOCK            AND           COMPEN-
        PRINCIPAL                       SALARY      BONUS       SATION         AWARDS           SARS          SATION
         POSITION              YEAR      ($)        ($)(1)      ($)(2)         ($)(3)           (#)           ($)(4)
- --------------------------     ----    --------    --------    --------      ----------      ----------      ---------
Leo J. McKernan                1993    $637,856    $987,500    $335,382       $ 63,789               0       $  25,761
Chairman of the Board          1992     600,000           0      74,760         60,003         200,000          12,552
President & Chief              1991     565,008           0          --         76,193               0              --
Executive Officer

Frank M. Sims                  1993     268,179     471,600     275,220         26,819               0          26,809
Senior Vice President          1992     235,164           0      21,382         23,518          35,586          12,895
                               1991     226,848           0          --         27,758               0              --

William N. Harper              1993     254,820     141,600      33,576         25,483               0          26,180
Vice President and             1992     225,843           0      19,884         22,585          44,484          12,164
Controller                     1991     218,394           0          --         27,228               0              --

James D. Kertz                 1993     216,656     141,600       4,105         11,160               0          25,814
Vice President(5)              1992          --          --          --             --              --              --
                               1991          --          --          --             --              --              --

Paul R. Bowles                 1993     220,441      82,900      12,552         22,045               0          20,524
Vice President                 1992     186,126           0       8,936         18,614          40,034           9,726
                               1991     177,633           0          --         21,220               0              --

- ---------------

(1) The amount shown represents payments made pursuant to the short term incentive compensation plans described in the Report of the Human Effectiveness Committee and for Mr. McKernan and Mr. Sims also includes a one-time payment pursuant to their employment contracts in the amount of $324,900 and $330,000 respectively.

(2) Disclosure of amounts of Other Annual Compensation is not required for the year 1991 under the applicable rules of the Securities and Exchange Commission. For 1993, the amounts shown represent tax gross-ups on restricted stock grants and, in the case of Mr. McKernan and Mr. Sims, also include the gross-ups on one-time payments made pursuant to their executive employment contracts which are described in footnote (1).

(3) Under the Stock Purchase Plan for Officers, which is described in the Report of the Human Effectiveness Committee, officers may contribute up to 15% of their base salary and incentive compensation into the Plan. The Company contributes into the Plan an amount equal to 2/3 of the participant's contribution. The amounts shown are contributions by the Company pursuant to this Plan. The number and value of the aggregate restricted stock holdings as of December 31, 1993 are 10,421 shares valued at $545,800 for Mr. McKernan; 3,789 shares valued at $198,449 for Mr. Sims; 3,754 shares valued at $196,616 for Mr. Harper; 235 shares valued at $12,308 for Mr. Kertz and 2,631 shares valued at $137,799 for Mr. Bowles. The value of the aggregate restricted stock holdings is calculated on the basis of the closing price of $52.375 per share for the Company's Common Stock on December 31, 1993. Any dividends payable on the restricted stock are paid to the officer.

(4) Disclosure of amounts of All Other Compensation is not required for the year 1991 under the applicable rules of the Securities and Exchange Commission. For 1993, the amount shown in this column for Mr. McKernan, Mr. Sims, Mr. Harper, Mr. Kertz and Mr. Bowles includes (a) contributions by the Company under the Clark Savings and Investment Plan in the amount of $4,497 each and (b) the value of the Company stock allocated to their account under the Company's Leveraged Employee Stock Ownership Plan ("LESOP") in the amount of $21,264, $22,312, $21,683, $21,317, and $16,027, respectively, based on a closing price of $52.375 per share for the Company's Common Stock on December 31, 1993.

(5) Mr. Kertz became an executive officer of the Company in February of 1993.

STOCK OPTION/SAR TABLES

The following table shows, for the Chief Executive Officer and the four other most highly compensated executive officers, certain information regarding each exercise of stock options or stock appreciation rights ("SARs") during 1993 and the aggregate number and value, as of December 31, 1993, of all unexercised stock options and SARs. There were no grants of stock options, with or without tandem SARs, or freestanding SARs during 1993 to the Chief Executive Officer or the four other most highly compensated executive officers. In August of 1993, the Human Effectiveness Committee did, however, add SARs to one half of the stock options which were granted to executive officers in November 1992 (which options did not include an SAR at the time of the initial grant) with the exception of Mr. Kertz who received an SAR for each stock option.

                    AGGREGATED OPTION/SAR EXERCISES IN 1993
                 AND OPTION/SAR VALUES AS OF DECEMBER 31, 1993

                                                                   NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                                     OPTIONS/SARS AT                OPTIONS/SARS AT
                                      SHARES                        DECEMBER 31, 1993              DECEMBER 31, 1993
                                    ACQUIRED ON    VALUE                   (#)                           ($)(4)
                                     EXERCISE     REALIZED   --------------------------------  --------------------------
                NAME                  (#)(1)        ($)      EXERCISABLE(2)  UNEXERCISABLE(3)  EXERCISABLE  UNEXERCISABLE
- -----------------------------------------------  ----------  --------------  ----------------  -----------  -------------
Leo J. McKernan                        68,878    $1,253,289      66,666           139,234      $ 2,258,311   $ 4,649,439
  Chairman of the Board,
  President & Chief
  Executive Officer

Frank M. Sims                          23,607       362,034      11,862            25,391          401,825       841,158
  Senior Vice President,

William N. Harper                      20,072       354,308      16,495            31,323          539,805     1,042,104
  Vice President & Controller

James D. Kertz                              0             0      21,667            43,333          733,970     1,467,905
  Vice President

Paul R. Bowles                          5,234        68,485      13,345            27,806          452,062       929,222
  Vice President

- ---------------
(1) Represents the number of securities with respect to which options or SARs were exercised.

(2) The number shown in this column represents unexercised stock options, except in the case of Mr. Harper for whom it represents the sum of 14,828 unexercised stock options and 1,667 unexercised performance units which are equivalent to free-standing stock appreciation rights ("SARs"). When the performance units are surrendered, the grantee receives the amount by which the price of Clark Common Stock exceeds the price set forth in the grant for each unit surrendered. Of the 66,666 stock options shown for Mr. McKernan, 33,333 include an SAR; for Mr. Sims, 5,931 of the 11,862 stock options include an SAR; for Mr. Harper, 7,414 of the 14,828 stock options include an SAR; for Mr. Kertz, all of the 21,667 stock options include an SAR; and for Mr. Bowles, 6,672 of the 13,345 stock options include an SAR. Although all of the stock options were exercisable as of December 31, 1993, the SAR components of these options were not exercisable until February 24, 1994, except for Mr. Kertz whose SARs were exercisable as of December 31, 1993 in the event that the SARs were exercised for stock instead of cash.

(3) The number shown in this column represents the aggregate number of unexercised stock options and performance units. In the case of Mr. McKernan, this number represents 2,712 stock options, 1,356 of which include an SAR, and 136,522 performance units; for Mr. Sims, 482 stock options, 241 of which include an SAR, and 24,909 performance units; for Mr. Harper, 603 stock options, 301 of which include an SAR, and 30,720 performance units; for Mr. Kertz, 881 stock options, all of which include an SAR, and 42,452 performance units; and for Mr. Bowles', 542 stock options, 271 of which include an SAR, and 27,264 performance units.

(4) Based on the difference between the closing price of $52.375 per share for the Company's Common Stock on December 31, 1993 and the option exercise price, in the case of stock options, and the unit exercise price, in the case of performance units.

EXECUTIVE EMPLOYMENT CONTRACTS

Each of the executive officers listed in the Summary Compensation Table, with the exception of Mr. Kertz, is a party to an employment contract with the Company. The contract with Mr. Bowles prohibits him, upon cessation of employment, from competing with the Company, disclosing confidential information or inducing key employees to leave the Company. The non-competition provision and the prohibition against inducing key employees to leave the Company continue for two years after termination of his employment while the prohibition against disclosing confidential information continues for five years following termination. In the event of Mr. Bowles' death or disability while an employee, the contract provides for a payment equal to two times his base salary. In the event that Mr. Bowles' employment is terminated other than for cause, the contract provides for a payment equal to two times his base salary and for the continuation of health and life insurance benefits for two years or until he obtains suitable employment. The contract also provides for a payment to Mr. Bowles in an amount equal to two times his average annual total taxable compensation over the previous five years if either (i) within one year after a change in control, Mr. Bowles terminates his employment, or (ii) at any time after a change in control, Mr. Bowles terminates his employment within six months of a change in the location of his employment, a significant change in his responsibilities or duties or a reduction in his compensation, benefits or perquisites..

The contracts with Mr. McKernan, Mr. Sims and Mr. Harper prohibit the executives, upon cessation of employment, from competing with the Company, disclosing confidential information or inducing key employees to leave the Company. The obligation regarding non-disclosure of confidential information continues for a period of five years following cessation of employment. The non-compete obligation continues for five years following cessation of employment if employment terminates at a time and for a reason that entitles the executive to the lifetime monthly payments described below, and for two years if employment terminates at a time and for a reason that does not entitle him to such payments. The prohibition against inducing key employees to leave the Company continues for three years following cessation of employment. The contracts also provide that the salaries payable to each of these executives will not be less than 88.75% of the average salary level of companies surveyed in the Hay Report for their positions, and not less than his then current rate unless reductions of the same percentage are being made to the salaries of all other executive officers in the corporate office of the Company.

The contracts with Mr. McKernan, Mr. Sims and Mr. Harper each provide for monthly payments to the executive for the remainder of his life (with a minimum of 60 such payments) in the event of his retirement from Clark, termination without cause, or the termination of his employment after the date he became eligible to retire. If employment of the executive is terminated without cause, he also receives a lump sum payment equal to 1.5 times his annual salary. The amounts of the monthly payments vary depending upon the date on which the applicable event occurs. In the case of Mr. McKernan, the payment ranges from $23,712 per month, if the applicable event occurs between March 1, 1994 and February 28, 1995, up to $47,415 per month, if the applicable event occurs on or after March 1, 2003. In the case of Mr. Sims, the payment ranges from $16,666 per month if the applicable event occurs between August 1, 1993 and July 31, 1994, up to $26,266 per month, if the applicable event occurs on or after August 1, 1997. In the case of Mr. Sims, the monthly payment called for by the contract is reduced by the amounts payable under the funded retirement program and supplemental unfunded arrangement described in the next section of this Proxy Statement and one-half of any social security benefits received. In the case of Mr. Harper, the payment ranges from $18,883 per month, if the applicable event occurs between January 1, 2000 and December 31, 2000, up to $40,658 per month if the applicable event occurs on or after January 1, 2010. The contracts with Mr. Sims and Mr. Harper each provide that, in the event of his death, his surviving spouse will receive a monthly payment for the remainder of her life in an amount equal to 60% of the monthly payment payable to the executive. The contracts with Mr. Sims and Mr. Harper provide that the monthly payment to the executive can be actuarially increased if these survivor benefits are terminated in certain circumstances. The contract with Mr. Harper also provides for monthly payments for the remainder of his life in the event that his employment with Clark is terminated other than for cause before he reaches age 55. The amount of the monthly payment varies depending upon when the termination occurs and ranges from $9,333 if the termination occurs during 1994 to $16,667 if the termination occurs during 1999. The amount of this monthly payment is reduced by the amounts payable under the funded retirement program and supplemental unfunded arrangement described in the next section of this Proxy Statement and one-half of any social security benefits received.

The contracts with Messrs. McKernan, Sims and Harper require them to forego a portion of their base salaries. The amounts foregone are used by the Company to purchase insurance policies on these executives' lives and the proceeds of the policies are payable to the Company on the executives' deaths. The proceeds from the insurance policies are sufficient to reimburse the Company both for the monthly payments described above as well as the lump sum payment described in the next sentence below, together with interest. The contract with Mr. Harper calls for a lump sum payment of $190,000 (which is to be grossed up to cover the income taxes thereon) on November 1, 1994 if Mr. Harper is still an employee of the Company on that date, or if he becomes disabled before that date.

The contract with Mr. McKernan also provides that (a) cash bonuses will be included as compensation for purposes of determining his supplemental unfunded retirement payments, and (b) if he is replaced as Chairman of the Board, President and/or Chief Executive Officer, he may terminate his employment within one year thereafter and such termination will be deemed to be a termination without cause.

The contracts with Messrs. McKernan, Sims and Harper provide that the executive will receive (i) a payment (grossed up to cover income taxes thereon) equal to the present value of any future lump sum payments and of the monthly payments which would otherwise have been payable to the executive or his surviving spouse under the contract; and (ii) a severance payment equal to two times the executive's average annual total compensation over the previous five years if either (A) within one year after a change in control, the executive terminates his employment, or (B) at any time after a change in control the executive terminates his employment within six months of a change in the location of his employment, a significant change in his responsibilities or duties or a reduction in his compensation, benefits or perquisites. However, no such severance payment will be made to the extent that the aggregate payments under
(i) and (ii) above would constitute an "excess parachute payment" under applicable Internal Revenue Code provisions. If the aggregate payment under (i) above would itself constitute an excess parachute payment, then the Company will pay the executive an amount sufficient that after his payment of income taxes and any excise taxes thereon, the amount remaining will be sufficient to pay any excise tax imposed on the executive because of such excess parachute payment. In the event of a change in control while the executive officer is retired, the contracts provide for a payment (grossed up to cover the income taxes thereon) equal to the present value of all future payments to which the executive officer or his surviving spouse is entitled under the contract.

The contracts with Messrs. McKernan, Sims, Harper and Bowles each provide that a "change in control" is deemed to occur if (i) any person (as defined in Section 14(d)(2) of the Securities and Exchange Act of 1934) acquires beneficial ownership of 25% or more of the shares of the Company's Common Stock; (ii) during any consecutive 24 month period, individuals who at the beginning of the period constitute the Board of Directors of the Company, cease for any reason to constitute a majority thereof unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; (iii) the stockholders of the Company approve the merger or consolidation of the Company with or into another corporation and the Company is not the surviving corporation or (iv) the stockholders of the Company approve the sale or disposition of all or substantially all of the Company's assets.

RETIREMENT PROGRAM

Substantially all of the Company's salaried employees in the United States are covered under a funded retirement program to which only the Company contributes. Benefits are related to years of service with the Company and certain predecessor employers acquired by the Company.

The benefit computations using such service are based on final average base salary and are computed on a straight life, joint and contingent annuity basis. An amount equal to one-half of the retiree's social security benefit is deducted from the amount set forth in the table below when computing the retiree's pension benefit.

Assuming continuance of the program in its present form and the operation of minimums as outlined above, lifetime annual benefits would be payable from the fund to employees retiring at age 65 with final average base salaries and indicated years of Company service as follows, subject to the social security deduction described above:

                               PENSION PLAN TABLE

                                                          YEARS OF SERVICE
                           ------------------------------------------------------------------------------
    REMUNERATION*          10 YEARS      15 YEARS      20 YEARS      25 YEARS      30 YEARS      35 YEARS
- ----------------------     --------      --------      --------      --------      --------      --------
$  200,000                 $ 48,000      $ 72,000      $ 86,000      $100,000      $110,000      $120,000
   300,000                   72,000       108,000       129,000       150,000       165,000       180,000
   400,000                   96,000       144,000       172,000       200,000       220,000       240,000
   500,000                  120,000       180,000       215,000       250,000       275,000       300,000
   600,000                  144,000       216,000       258,000       300,000       330,000       360,000
   700,000                  168,000       252,000       301,000       350,000       385,000       420,000
   800,000                  192,000       288,000       344,000       400,000       440,000       480,000
   900,000                  216,000       324,000       387,000       450,000       495,000       540,000
 1,000,000                  240,000       360,000       430,000       500,000       550,000       600,000
 1,100,000                  264,000       396,000       473,000       550,000       605,000       660,000
 1,200,000                  288,000       432,000       516,000       600,000       660,000       720,000
 1,300,000                  312,000       468,000       559,000       650,000       715,000       780,000
 1,400,000                  336,000       504,000       602,000       700,000       770,000       840,000
 1,500,000                  360,000       540,000       645,000       750,000       825,000       900,000

- ---------------
* Average annual base salary during the five consecutive highest years of service of the final ten.

Credited years of service as of May 1, 1994 of the individuals named in the Summary Compensation Table are: Leo J. McKernan, 20 years; Frank M. Sims, 24 years; William N. Harper, 21 years; James D. Kertz, 25 years; and Paul R. Bowles, 4 years.

The Internal Revenue Code limits the annual benefits that may be paid from a tax qualified retirement plan. The Company has adopted a supplemental unfunded arrangement to maintain total benefits to employees upon retirement at the levels shown in the above table, with the amounts in excess of the Internal Revenue Code limits being paid by the supplemental unfunded arrangement. In the case of Mr. McKernan, the supplemental payment will also include the additional amount that would be payable under the pension plan formula if cash bonus payments were included in base salary.

The amount of the benefit payable under the pension plan is subject to reduction for the pension equivalent value of the amount received by the employee under the Company's Leveraged Employee Stock Ownership Plan ("LESOP"). Amounts allocated to the accounts of the Chief Executive Officer and the four other most highly compensated executive officers under the LESOP for 1993 are included in the Summary Compensation Table under Other Compensation.

PERFORMANCE GRAPH

Set forth below is a line graph which compares the yearly percentage change in the cumulative stockholder return on the Company's Common Stock from December 31, 1988 through December 31, 1993 with the cumulative total return during the same period of the Standard & Poor's 500 Index and a group of peer companies selected by the Company. The companies included in the peer group index are Caterpillar, Inc., Deere and Company, Tenneco Inc., Twin Disc Incorporated and the Company. These companies were chosen because they manufacture products which are competitive with products manufactured by the Company. Cumulative total returns are calculated assuming reinvestment of dividends, and the index is weighted to reflect the market capitalization of the index members.

The comparisons in this graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's stock.

A significant number of the Company's competitors are divisions of large companies that also have other important business activities or, in some cases, are located outside the United States and are not included in any published index.

                         5-YEAR CUMULATIVE TOTAL RETURN

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)            CLARK        PEER GROUP        S&P 500
1988                                       100             100             100
1989                                       120             116             132
1990                                        85              96             127
1991                                        78              84             166
1992                                        64              98             179
1993                                       171             155             197

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 14, 1994 (except as otherwise indicated), with respect to beneficial ownership, as defined by the Securities and Exchange Commission, of the Company's Common Stock by (a) any person known to the Company to own more than 5% of the Company's Common Stock,
(b) the directors of the Company, nominees for director and each of the executive officers listed in the Summary Compensation Table and (c) all directors and executive officers as a group:

                            SECURITY OWNERSHIP TABLE

                                                                             TOTAL SHARES
                                                                             BENEFICIALLY         PERCENT
                                BENEFICIAL OWNER                                OWNED             OF CLASS
      --------------------------------------------------------------------   ------------         --------
(a)   Harris Bankcorp, Inc.,                                                   2,755,314(1)         15.8%
      111 West Monroe Street, P.O. Box 755,
      Chicago, Illinois 60690

      Clark Equipment Company                                                  2,206,741(2)         12.7%
      Leveraged Employee Stock Ownership Plan,
      100 North Michigan St., P. O. Box 7008,
      South Bend, Indiana 46634

      Norwest Corporation,                                                     2,022,025(3)         11.6%
      Norwest Center, Sixth and Marquette,
      Minneapolis, Minnesota 55479-1000

      FMR Corp.                                                                1,197,489(4)          6.9%
      82 Devonshire Street
      Boston, Massachusetts
- ----------------------------------------------------------------------------------------------------------
(b)   J. C. Chapman                                                                  421               *
- ----------------------------------------------------------------------------------------------------------
      D. N. Frey                                                                   7,733               *
- ----------------------------------------------------------------------------------------------------------
      J. A. D. Geier                                                               8,191               *
- ----------------------------------------------------------------------------------------------------------
      G. N. Kelley                                                                 4,368               *
- ----------------------------------------------------------------------------------------------------------
      L. J. McKernan                                                             123,210(5)(6)         *
- ----------------------------------------------------------------------------------------------------------
      R. B. Mundt                                                                  9,044               *
- ----------------------------------------------------------------------------------------------------------
      F. M. Sims                                                                  35,970(5)(6)         *
- ----------------------------------------------------------------------------------------------------------
      D. H. Stinnes                                                                7,912(7)            *
- ----------------------------------------------------------------------------------------------------------
      W. N. Harper                                                                36,523(5)(6)         *
- ----------------------------------------------------------------------------------------------------------
      J. D. Kertz                                                                 27,618(5)(6)         *
- ----------------------------------------------------------------------------------------------------------
      P. R. Bowles                                                                24,165(5)(6)         *
- ----------------------------------------------------------------------------------------------------------
(c)   All Directors and Executive Officers as a Group                            368,848(5)(6)      2.12%
- ----------------------------------------------------------------------------------------------------------

(1) According to an Amendment to Schedule 13G filed with the Securities and Exchange Commission, Harris Bankcorp, on behalf of itself and its subsidiaries, Harris Trust and Savings Bank, Harris Trust Company of Florida and Harris Investment Management, Inc., reported that, as of December 31, 1993, it had sole voting power as to 2,755,314 shares, sole dispositive power as to 2,752,562 shares and shared dispositive power as to 180 shares. Included are 2,748,162 shares held by Harris Trust and Savings Bank as trustee of the Clark Leveraged Employee Stock Ownership Plan ("LESOP"), Savings and Investment Plan ("Savings Plan"), Stock Purchase Plan and Pension Plan as to which beneficial ownership has been disclaimed.

(2) Owned as of December 31, 1993 according to Amendment to Schedule 13G filed with the Securities and Exchange Commission, indicating sole voting power as to 1,009,155 shares; shared voting power as to 1,197,586 shares, and shared dispositive power as to 1,009,155 shares. These shares are also included in the shares shown in this table as being owned by Harris Bankcorp.

(3) According to an Amendment to Schedule 13G filed with the Securities and Exchange Commission, Norwest Corporation, on behalf of itself and its subsidiaries, Norwest Colorado, Inc. and Norwest Bank Colorado N.A., reported that, as of December 31, 1993, it had sole voting power as to 1,777,925 shares, shared voting power as to 15,200 shares, sole dispositive power as to 2,016,275 shares, and shared dispositive power as to 1,900 shares.

(4) According to an Amendment to Schedule 13G filed with the Securities and Exchange Commission, FMR Corp., on behalf of itself and its affiliates Fidelity Management & Research Company, Fidelity Management Trust Company and Edward C. Johnson 3d, reported that, as of December 31, 1993, it had sole voting power as to 33,429 shares and sole dispositive power as to 1,197,489 shares.

(5) Includes shares held by the trustees of the Savings Plan and the LESOP. As of December 31, 1993, these amounts were as follows: for Mr. McKernan 2,468 shares in the Savings Plan and 4,379 shares in the LESOP; for Mr. Sims 2,081 shares in the Savings Plan and 4,166 shares in the LESOP; for Mr. Harper 1,786 shares in the Savings Plan and 3,518 shares in the LESOP; for Mr. Kertz 1,440 shares in the Savings Plan and 3,169 shares in the LESOP; for Mr. Bowles 552 shares in the Savings Plan and 1,009 shares in the LESOP; and for all Directors and Executive Officers as a Group 11,765 shares in the Savings Plan and 23,789 shares in the LESOP.

(6) Includes shares which the individual has the right to acquire through the exercise of stock options which are exercisable within 60 days of March 14, 1994 in the following amounts: for Mr. McKernan 66,666 shares; for Mr. Sims 11,862 shares; for Mr. Harper 14,828 shares; for Mr. Kertz 21,667 shares; for Mr. Bowles 13,345 shares; and for all Directors and Executive Officers as a Group 163,563 shares.

(7) 5,802 of these shares are owned by a closely held corporation in which Mr. Stinnes has an interest, for which he disclaims beneficial ownership.

* Less than 1%.

                    2.  APPROVAL OF CLARK EQUIPMENT COMPANY
                         1994 LONG TERM INCENTIVE PLAN

A proposal will be presented at the Annual Meeting to approve the Clark Equipment Company 1994 Long-Term Incentive Plan (the "Plan") which was approved by the Board of Directors effective February 15, 1994, subject to stockholder approval. A summary of the material provisions of the Plan is set forth below and is qualified in its entirety by reference to the Plan as set forth in Exhibit B hereto.

GENERAL

The purpose of the Plan is to (a) attract and retain key executive and managerial employees; (b) motivate participating employees by means of appropriate incentives to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other major corporations; and (d) further identify participants' interests with those of the Company's other stockholders through compensation that is based on the Company's Common Stock, and thereby promote the long-term financial interest of the Company, including the growth in value of the Company's equity and enhancement of long-term stockholder value.

To achieve the foregoing objectives, the Plan provides for the award of non-qualified and incentive stock options, stock appreciation rights ("SARs"), limited stock appreciation rights ("LSARs"), performance units, restricted stock, incentive grants and the opportunity to purchase stock. The Human Effectiveness Committee of the Board of Directors (the "Committee") administers the Plan with a view to the Company's best interests and the Plan's objectives. The Committee determines the employees to whom awards under the Plan will be granted ("Participants"), the types of awards to be granted and the terms and conditions of such awards. The Committee may delegate all or any portion of its responsibilities or powers under the Plan to persons selected by it, except to the extent inconsistent with Rule 16b-3 promulgated under section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") or other applicable rules. Rule 16b-3 exempts employee plan transactions meeting certain requirements from the short-swing trading profit recovery provisions of section 16.

The number of shares subject to awards under the Plan with respect to all Participants shall not exceed 850,000 in the aggregate. The number of shares with respect to which any one Participant may receive awards under the Plan during any three year period may not exceed 350,000. Any shares allocated to an award which expires, lapses, is forfeited (provided the Participant received no benefits of ownership) or is settled in cash may again become subject to awards under the Plan. Awards that may be settled only in cash are not counted against the Plan maximum while outstanding unless they would constitute "derivative securities" under the Exchange Act. The shares of Common Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. The market value of the Company's Common Stock as of March 14, 1994 was $64.75 per share.

In the event of changes in the outstanding stock by reason of stock dividends, stock splits, recapitalization, combinations or exchanges of shares, corporate separations or divisions, reorganizations, liquidation or other similar events, the aggregate number of shares and class of shares available under the Plan and the number of shares as to which any awards may be granted shall be adjusted as the Committee in its discretion deems appropriate.

Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Generally, the expiration date for an option, SAR or performance unit shall be the date established by the Committee and shall not be later than the earliest to occur of (a) the ten-year anniversary of the date on which the option, SAR or performance unit is awarded; (b) if the Participant's employment terminates by reason of misconduct (as defined in the Plan), the Participant's termination date; and (c) if the Participant's employment terminates for any reason other than retirement or misconduct, the Participant's termination date or, with respect to awards exercisable as of the Participant's termination date, the three-month anniversary of such termination. Any outstanding option, SAR or performance unit expires immediately in the event the Participant discloses confidential information regarding the Company or engages in competition with the Company.

Generally, upon a Change in Control (defined substantially the same as in the executive employment agreements), all outstanding options, SARs and performance units become fully exercisable (subject to any restrictions established under an LSAR) and any shares awarded under the Plan subject to restrictions shall become fully vested. Incentive grants may be paid out following a Change in Control in such manner and amounts as determined by the Committee.

All salaried employees of the Company and its subsidiaries are eligible to become Participants in the Plan. As of February 28, 1994, there were approximately 2,300 salaried employees. The specific employees who initially will be granted awards under the Plan and the type and amount of any such awards have not yet been determined.

OPTIONS

The Committee may award options to purchase shares of the Company's Common Stock which may be either incentive stock options or non-qualified stock options. The purchase price of a share of Common Stock under each option shall not be less than the fair market value of a share of Common Stock on the date the option is granted. The option shall be exercisable in accordance with the terms established by the Committee, provided that, except as otherwise expressly provided in the Plan, no option may be exercised by a Participant prior to the date the Participant completes one continuous year of employment with the Company after the date as of which the option is granted. The full purchase price of each share of stock purchased upon the exercise of any option shall be paid at the time of exercise. Except as otherwise determined by the Committee, the purchase price shall be payable in cash or in shares of Common Stock (valued at fair market value as of the day of exercise, and including shares of stock acquired pursuant to the exercise), or in any combination thereof. The exercise of any option will result in the surrender of any SARs granted in tandem therewith. The Committee, in its discretion, may impose restrictions on shares of stock acquired pursuant to the exercise of an option, including forfeiture restrictions based on service, performance or other factors.

STOCK APPRECIATION RIGHTS

The Committee may award SARs in tandem with all or any portion of a previously or contemporaneously granted option. An SAR entitles the Participant to receive the amount by which the fair market value of the number of shares subject to the tandem option on the exercise date exceeds the exercise price of such shares under the tandem option. Such amount shall be payable in shares of stock, in cash, or in a combination thereof, as determined by the Committee. The exercise of an SAR will result in the surrender of corresponding rights under the tandem option.

The Committee may also award limited stock appreciation rights ("LSARs") in tandem with an option, regardless of whether the option is in tandem with an SAR. An LSAR entitles the Participant to receive, in connection with a Change in Control, the difference between the exercise price of the shares of stock covered by the tandem option and the market price (as defined in the Plan) of such shares.

PERFORMANCE UNITS

A performance unit is equivalent to a free-standing SAR and entitles the Participant to receive cash equal to the excess of the fair market value of a share of stock at the time of exercise over a specified price which shall not be less than 100% of the fair market value of the stock at the time the performance unit is awarded. Performance units may not be awarded in tandem with stock options and are exercisable in accordance with the terms established by the Committee at the time of the award, provided, however, except as otherwise expressly provided under the Plan, a Participant may not exercise a performance unit prior to the date the Participant completes one continuous year of employment with the Company after the date as of which the performance unit is granted.

RESTRICTED STOCK, INCENTIVE GRANTS
AND STOCK PURCHASE PROGRAM

The Committee may award shares of the Company's Common Stock to Participants which are subject to certain restrictions as may be determined by the Committee.

The Committee may also designate Participants to whom incentive grants will be awarded. Incentive grants generally provide for payment in cash, stock or any combination thereof, upon the achievement of performance measures which are established by the Committee for a performance period.

From time to time, the Committee may establish one or more programs under which Participants will be permitted to purchase stock on a periodic basis. The purchase price for such shares, and other terms and conditions of the programs, will be determined by the Committee, provided, however, the purchase price may not be less than the fair market value of the stock at the time of purchase (or, in the Committee's discretion, the average fair market value for a number of days determined by the Committee). The stock purchase program may provide for the award of matching shares of stock, except that in no event shall the matching rate exceed two shares for each three shares purchased by the Participant. The Committee may impose such restrictions on matching shares as the Committee determines to be appropriate.

AMENDMENT AND TERMINATION

The Plan may be amended or terminated at any time by the Committee, provided that any action to amend or terminate the Plan shall be taken by the Board to the extent required by reason of the provisions of Rule 16b-3, section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code") relating to performance-based compensation, or other applicable laws.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a brief description of the federal income tax treatment that will generally apply to awards under the Plan based on current law.

A Participant who is granted a stock option will not be subject to federal income tax at the time of grant, and the Company will not be entitled to a tax deduction by reason of such grant. Upon exercise of a non-qualified option, the difference between the option price and the fair market value of the Common Stock on the date of exercise will be considered ordinary income.

Upon exercise of an incentive stock option (as defined in the Code), although no taxable income will be recognized by the Participant and the Company is not entitled to a tax deduction by reason of such exercise, the excess of the fair market value on the date of exercise over the exercise price is an adjustment which increases alternative minimum taxable income ("AMTI"), the base upon which alternative minimum tax is computed. In determining the amount of gain or loss recognized on the later disposition of stock acquired pursuant to the exercise of an incentive stock option, the tax basis of the stock for alternative minimum tax purposes (but not regular tax purposes) is increased by the excess of the fair market value of the stock over the option price at the time of exercise. If Common Stock purchased pursuant to the exercise of an incentive stock option is sold within two years from the date of grant or within one year after the transfer of such Common Stock to the Participant, then the difference, with certain adjustments, between the fair market value of the Common Stock at the date of exercise and the option price will be considered ordinary income.

Under present federal income tax law and regulations, a Participant will not be subject to tax at the time a stock appreciation right is granted; however, stock or cash delivered pursuant to the exercise of a stock appreciation right will be taxable as ordinary income.

Participants who are granted awards other than options or SARs under the Plan that are settled in cash, or shares of Common Stock that are transferable or not subject to a substantial risk of forfeiture, will recognize ordinary income in an amount equal to the cash or fair market value of the Common Stock received over the purchase price of such stock, if any.

Awards that are settled in Common Stock that is subject to restrictions as to transferability or subject to a substantial risk of forfeiture will be included in the recipient's ordinary income at the first time the Common Stock becomes transferable or not subject to a substantial risk of forfeiture, in an amount equal to the excess of the fair market value of the Common Stock received over the purchase price, if any. However, a Participant receiving an award of restricted stock may make an election under section 83(b) of the Code to have the income recognized and measured at the date the award is granted.

The Company is entitled to an income tax deduction for any compensation income taxed to the Participant, provided that the compensation to the Participant is not excess of reasonable compensation and does not constitute an excess parachute payment under section 280G of the Code. The Company may withhold amounts from Participants to satisfy withholding tax requirements. Subject to guidelines established by the Committee, Participants may have shares of Common Stock withheld from awards or may tender shares of Common Stock to the Company to satisfy withholding tax requirements.

The Board of Directors recommends that stockholders vote FOR this proposal.

3.  APPROVAL OF CLARK EQUIPMENT COMPANY STOCK ACQUISITION PLAN FOR NON-EMPLOYEE
                                     DIRECTORS

A proposal will be presented at the Annual Meeting to approve the Clark Equipment Company Stock Acquisition Plan for Non-Employee Directors (the "Plan") which was adopted by the Board of Directors effective April 1, 1994, subject to shareholder approval. The Plan is intended to be a replacement for two previous plans which provided benefits similar to those provided under the Plan. A summary of the material provisions of the Plan is set forth below and is qualified in its entirety by reference to the Plan as set forth in Exhibit A hereto.

GENERAL

The purpose of the Plan is to enable the non-employee directors of the Company to increase their holdings of Common Stock of the Company and thereby further the identity of such directors' interests with those of the Company's other stockholders.

To achieve the foregoing objective, the Plan gives non-employee directors the opportunity to elect to receive all or part of their annual retainer fees and meeting fees otherwise payable in cash in the form of stock. In addition, the Plan provides for grants of stock pursuant to a formula. The Human Effectiveness Committee of the Board of Directors (the "Committee") administers the Plan with a view to the Company's best interests and the Plan's objectives. The Committee has the sole and complete authority to interpret the Plan, to adopt administrative guidelines, rules and regulations relating to the Plan, and to make all determinations necessary or advisable for the implementation and administration of the Plan. The Committee may delegate all or any portion of its responsibilities or powers under the Plan to persons selected by it, except to the extent inconsistent with Rule 16b-3 promulgated under section 16 of the Securities Exchange Act of 1934 or other applicable rules.

The number of shares subject to awards under the Plan will not exceed 150,000 shares. Shares that are forfeited will again become available for awards under the Plan to the extent permitted by Rule 16b-3. The shares of stock that may be awarded under the Plan may be currently authorized but unissued shares or treasury shares currently held or subsequently purchased by the

Company, including shares purchased in the open market or in private transactions.

In the event of changes in the outstanding stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions, reorganizations, liquidations, or other similar events, the Committee shall make appropriate adjustments to the aggregate number and class of shares available under the Plan.

A Participant may elect to defer the receipt of stock (and any related dividends) otherwise payable under the Plan for any period of such Participant's election. Such an election must be made at least six months prior to the date it is to become effective and is subject to such terms and conditions as the Committee may establish.

STOCK PURCHASE PROGRAM

A member of the Board of Directors who is not an employee of the Company (a "Participant") may elect to receive shares of Common Stock of the Company in lieu of all or any portion of the annual retainer fees or meeting fees otherwise payable to the Participant in cash. There are currently six directors eligible to be Participants under the Plan. Such an election must be made at least six months prior to the beginning of the calendar quarter for which it is to take effect. Once effective, the election shall continue in effect until it is revised or revoked. Any such revision or revocation must be made at least six months prior to the beginning of the calendar quarter for which it is to take effect. Elections which were made by Participants under the predecessor plan at least six months prior to the Plan's effective date shall remain in effect until revised or revoked in accordance with the foregoing rules.

The number of shares of stock that a Participant will receive by reason of an election to have all or part of the Participant's retainer fees paid in stock for any calendar quarter is determined by dividing the amount of retainer fees for such calendar quarter that would otherwise have been paid in cash by the fair market value (as defined in the Plan) of a share of stock on the first business day of such calendar quarter. The value of any fractional share will be distributed in cash.

The number of shares of stock that a Participant will receive by reason of an election to have all or part of the Participant's meeting fees paid in stock for any calendar quarter is determined by dividing the amount of meeting fees for such calendar quarter that would otherwise have been paid in cash by the fair market value of a share of stock on the first business day of the next following calendar quarter. The value of any fractional share will be distributed in cash.

If the Plan had been in effect during 1993 and all eligible Participants had elected to receive all of their annual retainer fees and meeting fees in Common Stock of the Company, they would have been entitled to receive 5,507 shares at an average price per share of $29.62.

STOCK GRANT PROGRAM

As of the first business day of each calendar quarter, the Company shall credit the account of each person who is a Participant on that date with shares of Company Common Stock, in payment of services to be rendered during that calendar quarter. The number of shares to be credited shall be determined by dividing $5,000 by the fair market value of a share of stock on such date. The value of any fractional share will be distributed in cash. Dividends on all shares of stock credited to a Participant's account, whether or not such shares are vested, are distributed currently.

Participants vest in the stock credited to their accounts in five equal annual installments, beginning on January 2 of the second calendar year following the crediting of such shares. All shares become fully vested upon a Change in Control of the Company (defined substantially the same as in the executive employment agreements) or if the Participant ceases service as a director on the Board because of death, disability or normal retirement. If the Participant ceases service as a director for any other reason, all unvested shares are forfeited. All unvested shares (and vested shares to the extent not yet distributed to the Participant) will be forfeited if the Participant engages in competition with the Company or discloses confidential Company information.

As soon as practicable after each January 2 or other vesting date described in the preceding paragraph, the Company shall distribute to each Participant (or the Participant's estate, if applicable) a certificate representing that number of whole shares in which the Participant's interest has vested.

If the Plan had been in effect during 1993, the Company would have credited Participants' accounts with an aggregate of 3,684 shares of Common Stock at an average price of $28.49 per share.

AMENDMENT AND TERMINATION

The Plan may be amended or terminated at any time by the Committee, provided that any action to amend or terminate the Plan shall be taken by the Board to the extent required to obtain the benefits of Rule 16b-3 or other applicable laws. The provisions relating to grants under the Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, ("Code") the Employee Retirement Income Security Act, or the rules thereunder, unless such amendment would not affect the exemption provided by Rule 16b-3.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a brief description of the federal income tax treatment that will generally apply to awards under the Plan based on current law.

Participants who receive shares of stock under the Plan that are transferable or not subject to a substantial risk of forfeiture, will recognize ordinary income, measured at the time of receipt, in an amount equal to the fair market value of the stock received.

Shares of stock that are subject to restrictions as to transferability or are subject to a substantial risk of forfeiture will be included in the recipient's ordinary income at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. However, the recipient of such shares may make an election under section 83(b) of the Code to have the income recognized and measured at the date the shares are granted.

The Company will ordinarily be entitled to a corresponding tax deduction at the time the Participant realizes ordinary income. Upon a subsequent sale of the shares, the Participant will recognize a capital gain or loss equal to the difference between the amount realized in the sale and the value of such shares previously included in the Participant's ordinary income.

The Board of Directors recommends that stockholders vote FOR this proposal.

           4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

On February 14, 1994, the Audit Committee of the Board of Directors appointed Price Waterhouse to serve as independent accountants for the Company for the fiscal year ending December 31, 1994, subject to the ratification of such appointment by the stockholders at the 1994 Annual Meeting of Stockholders.

Ratification of the appointment requires the favorable vote of a majority of the outstanding shares of Common Stock present at the meeting and constituting a quorum. If the stockholders do not ratify this appointment, the selection of independent auditors will be reconsidered by the Audit Committee.

Representatives of Price Waterhouse are expected to be present at the Annual Meeting and be available to respond to questions pertaining to services performed during the preceding fiscal year and make a statement if they so desire.

The Board of Directors recommends that stockholders vote FOR this proposal.

                               5.  OTHER MATTERS

The Company has no knowledge of any other business which may be presented, but should any other business properly come before the meeting the proxies named in the enclosed proxy will act upon it according to their best judgment.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company's proxy statement and form of proxy for next year's Annual Meeting of Stockholders, any proposals by stockholders pursuant to Securities and Exchange Commission Rule 14a-8 intended to be presented at the 1995 Annual Meeting must be received by the Company on or before December 6, 1994 and otherwise meet the requirements of that rule.

The Company's By-Laws require that stockholders give timely written notice to the Company of any items of business or any nominees for director to be brought before a meeting of stockholders. To be timely, the notice must be received by the Secretary of the Company on or before the 10th day following the date of mailing of the notice of the meeting of stockholders. The timely notice requirement will not apply to items of business or director nominations presented by or at the direction of the Board of Directors.

As to an item of business, the notice is required to contain a brief description of the business which the stockholder desires to be brought before the meeting, the name and address of the stockholder proposing the business, and the number of shares of stock owned by the stockholder.

As to a nominee for director, the notice is required to contain all information relating to the nominee which would be required in a proxy statement by Securities and Exchange Commission rules, the nominee's written consent to serve as a director, the name and address of the stockholder proposing the nominee and the number of shares of stock owned by the stockholder.

If timely written notice is not given, the item of business or director nominee may not be brought to the stockholders for a vote at the stockholders meeting.

By Order of the Board of Directors

[SIG]

Thomas C. Clarke
Secretary

South Bend, Indiana
April 5, 1994

                                                                       EXHIBIT A

                            CLARK EQUIPMENT COMPANY
               STOCK ACQUISITION PLAN FOR NON-EMPLOYEE DIRECTORS

                            (EFFECTIVE 1 APRIL 1994)

1.0 GENERAL

     1.1 Purpose. The Clark Equipment Company Stock Acquisition Plan for Non-Employee Directors (the "Plan") has been established by Clark Equipment Company (the "Company") to enable the non-employee directors of the Company to increase their holdings of common stock of the Company.

     1.2 Effective Date. The Plan is a merger of two previously separate plans, both of which were established 1 October 1991. This Plan shall be effective as of 1 April 1994, and, subject to the provisions of Sections 4.2 and 4.6 hereof, shall be unlimited in duration.

     1.3 Definitions. The following definitions are applicable to the Plan:

     "Board" means the Board of Directors of the Company.

     "Fair Market Value" of a share of Stock as of any date means (i) the closing price for sales of the Stock as reported on the Composite Transaction Reporting System on the New York Stock Exchange, which includes other participating exchanges and over the counter markets, on such date; or (ii) in the absence of a reported sale for such date, the average of the reported closing bid and asked prices for a share of Stock on such Exchange.

     "Participant" means, as of any date, any member of the Board who is not, on that date, an employee of the Company or any corporation in which more than 50% of the total combined voting power of all classes of stock entitled to vote is owned, directly or indirectly, by the Company.

     "Stock" means Clark Equipment Company common stock.

2.0 STOCK PURCHASE PROGRAM

     2.1 Election to Receive Stock. A member of the Board who is a Participant during any calendar quarter may elect to forego receipt of all or any portion of the Eligible Cash Fees otherwise payable to him or her for that calendar quarter and instead receive Stock of equivalent value, as provided in this Section 2.0. An election under this Section 2.1 to have Eligible Cash Fees for any calendar quarter paid in Stock shall be valid only if it is in writing, signed by the Participant, and filed with the Company no less than six (6) months prior to the start of the calendar quarter for which it is to become effective. Once effective, such election shall remain in effect for successive calendar quarters until it is revised or revoked. Any change to such election must be made at least six (6) months prior to the calendar quarter it is to become effective. An election which was made by a Participant under the predecessor Clark Equipment Company Stock Grant Plan for Non-Employee Directors at least six (6) months prior to the Plan's effective date shall remain in effect until it is revised or revoked. For purposes of the Plan, a Participant's "Eligible Cash Fees" for any calendar quarter shall be the retainer fees and meeting fees that would otherwise be payable to the Participant by the Company in cash for that calendar quarter.

     2.2 Equivalent Amount of Stock. The number of shares of Stock to be distributed to any Participant by reason of the Participant's election under this Section 2.0 to receive Stock for retainer fees earned for any calendar quarter shall be equal to:

          (a) the amount of the retainer fees to be earned for the calendar quarter which the Participant has elected to have paid to him or her in Stock;

          Divided By

          (b) the Fair Market Value of a share of Stock as of the first business day of the calendar quarter for which the retainer fees are earned; provided that, if such information is not available for that date, the last preceding date for which it is available. The value of any fractional share shall be distributed to the Participant in cash.

     The number of shares of Stock to be distributed to a Participant by reason of the Participant's election under this Section 2.0 to receive Stock for meeting fees earned for any calendar quarter shall be equal to:

          (i) the amount of the meeting fees earned for the calendar quarter which the Participant has elected to have paid to him or her in Stock;

          Divided By

          (ii) the Fair Market Value of a share of Stock as of the first business day of the calendar quarter following the calendar quarter for which the meeting fees are earned. The value of any fractional share shall be distributed to the Participant in cash.

3.0 STOCK GRANT PROGRAM

     3.1 Eligibility for Grants. As of the first business day of each calendar quarter (a "Grant Date"), the Company shall credit to the account of each person who is a Participant on such date, for services to be rendered by the Participant for that calendar quarter, the number of shares of Stock of the Company determined in accordance with the provisions of Section 3.2.

     3.2 Amount of Grant. The number of shares of Stock to be granted as of any Grant Date to any Participant in accordance with the provisions of Section 3.1 shall be equal to the quotient of:

        (a) $5,000.00;

        Divided By

          (b) The Fair Market Value of a share of Stock as of such Grant Date; provided that, if such information is not available for that date, the last preceding date for which it is available. The value of any fractional share shall be paid to the Participant in cash.

     3.3 Vesting of Grants. An account will be maintained for each Participant showing the number of shares granted to him or her under the Plan. A Participant's interest in such shares shall not be immediately vested but shall vest in five equal annual installments, beginning 2 January of the second calendar year following the year of grant of such shares. The foregoing vesting schedule is subject to the provisions of Sections 3.5, 3.6 and 3.7 hereof. Dividends on all shares of Stock, whether or not such Stock has vested, will be distributed currently.

     3.4 Distribution of Grants. Subject to the provisions of Sections 3.6 and
4.3 hereof, after 2 January of each calendar year, there shall be distributed to each Participant a stock certificate registered in the name of the Participant, or in such other name or names as he or she may have designated in the prescribed form, representing the number of whole shares granted to him or her in which the Participant's interest shall have vested. Concurrently, there shall be furnished to each Participant an annual statement which shall reflect the aggregate grant price of the shares represented by the certificate distributed to the Participant and the number of shares in the Participant's account in which his or her interests shall not have vested. A similar statement will be furnished on termination of participation in the Plan.

     3.5 Termination of Participation. If a Participant ceases, because of death, disability or normal retirement, to be eligible for the Plan, his or her participation in the Plan shall automatically terminate as of the end of the calendar month of his or her death, disability or normal retirement. Upon such termination, the Participant's interest in all shares in his or her account shall, subject to the provisions of Sections 3.6 and 4.3 hereof, immediately vest and there shall be delivered to the Participant, or to the estate of a deceased Participant, a stock certificate registered in the name of the Participant, or such other name or names as he or she may have designated in the prescribed form, representing the shares in the Participant's account which have not been previously distributed to him or her. Normal retirement as used herein shall mean termination of service as a director of the Company at or after a Participant's attainment of age seventy (70). Disability as used above shall mean having a physical or mental condition which, in the reasonable judgment of a majority of the Committee, will permanently preclude further service as a director.

     If a Participant ceases to be eligible for the Plan before his or her death, disability or the attainment of normal retirement age, his or her participation in the Plan shall automatically terminate as of the end of the month that the Participant ceased to be eligible to participate. Subject to the provisions of Section 4.3 hereof, there shall then be delivered to the Participant, stock certificates, in the manner and registered as described in the preceding paragraph, representing any remaining shares in his or her account that are then vested. His or her interest in the shares not then vested shall then terminate.

     3.6 Non-Compete and Confidentiality. Notwithstanding any other provision of this Plan to the contrary, no shares will vest or be distributable pursuant to
Section 3.0 of this Plan to any Participant or former Participant who:

          (a) engages in any manner in competition with the Company, VME Group N.V., or any of their subsidiaries, affiliates or joint venture companies anywhere in the world with respect to any aspect of the business which at any time is being conducted by the Company or any of such other companies (collectively, the "Business"), including without limitation, the design, manufacture, sale or distribution of products or the providing of services which are similar to or competitive with those of any of such companies, or becoming a director, employee or representative of any person, firm or company, which engages in such activity in competition with the Business; or

          (b) discloses, gives, sells, publishes or otherwise divulges to any person, firm or corporation any confidential information regarding the Company, VME Group N.V., or any of their subsidiaries, affiliates or joint venture companies. The term "confidential information" shall include but not be limited to any aspect of such companies' business, trade secrets, strategies, potential acquisitions or divestitures, discussions relating to acquisitions or divestitures, financial statements or other financial information, employee relations and employee compensation information, forecasts, operations, business plans, product marketing and sales, prices, discounts, products, product specifications, designs, plans, processes, data and know-how, ideas, technical information and intellectual property, except such information as is otherwise made publicly available by such companies.

     3.7 Change in Control. Notwithstanding any other provision of the Plan to the contrary and subject to the provisions of Section 3.6, upon the occurrence of a change in control, each Participant shall have a fully vested right to all shares credited to his or her account and a stock certificate for such shares, registered in the name of the Participant or his or her designee as provided herein, shall then be distributed to each Participant. For purposes of the Plan, the term "Change in Control" means:

          (a) the acquisition of beneficial ownership of 25% or more of the shares of common stock of the Company by or for any person (as such term is defined in Section 14(d)(2) of the Securities Exchange Act of 1934), including for purposes of calculating such person's ownership, all shares beneficially owned by the affiliates and associates (as such terms are defined in Rule 12b-2 of the Securities Exchange Act of 1934) of such person, provided, however, that the term "person" shall not include any of the following: the Company, any Subsidiary, any employee benefit plan or employee stock plan of the Company or any Subsidiary, any dividend reinvestment plan of the Company, any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, or any person which becomes the beneficial owner of 25% or more of such shares then outstanding solely as a result of the acquisition by the Company or any employee benefit plan of the Company of shares of the common stock of the Company, provided that such person does not thereafter acquire any shares of common stock of the Company; or

          (b) during any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of such directors then still in office who were directors at the beginning of such period; or

          (c) the approval by the Company's stockholders of (i) the merger or consolidation of the Company with or into another corporation and the Company will not be the surviving corporation, or (ii) an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

     3.8 Transferability. No payment under Section 3.0 of this Plan, and no interest therein, shall be transferable prior to the date as of which it is paid.

4.0 MISCELLANEOUS

     4.1 Administration. The authority to manage and control the operation and administration of the Plan shall be vested in a committee (the "Committee"), which shall be the Human Effectiveness Committee of the Board, unless and until another committee is selected by the Board. The Committee shall consist of not less than two members of the Board. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority: (a) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan; (b) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any payment made hereunder; and
(c) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. All expenses associated with the Plan shall be borne by the Company. Except to the extent prohibited by the provisions of SEC Rule 16b-3, applicable state law, the applicable rules of any stock exchange, or any other applicable rules, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     4.2 Shares Subject to Plan. The shares of Stock that may be purchased under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. Subject to the following provisions of this Section 4.2, the aggregate number of shares of Stock that may be acquired under the Plan shall not exceed one hundred and fifty thousand (150,000) shares. Shares that are reacquired by the Company as a result of forfeiture shall be added back to the extent permitted by SEC Rule 16b-3. The Committee shall make appropriate adjustment to the aggregate number and class of shares available under the Plan in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs or spin-offs), reorganizations (including, but not limited to, mergers and consolidations), liquidations, or other similar events.

     4.3 Deferral. The Participant can elect to defer receipt of the Stock, and the dividends paid on such Stock, if any, for any period of such Participant's election. An election under this Section 4.3 shall be valid only if it is in writing, signed by the Participant, and filed with the Company no less than six
(6) months prior to the date it is to become effective. Any change to such election must be made at least six (6) months in advance of the date for which it is to become effective. The election shall be subject to such other terms and conditions as are established from time to time by the Committee.

     4.4 Limit on Distribution. Distribution of shares of Stock under the Plan shall be subject to the following:

          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

          (b) Where an investment intent representation or restrictive legend is deemed necessary to comply with the Securities Act of 1933, the Committee shall require a written representation to that effect by the Participant or require that such legend be affixed to certificates for shares of Stock.

          (c) The Committee shall impose such conditions and limitations with respect to purchases under the Plan as the Committee deems necessary or desirable to comply with Section 16(a) or 16(b) of the Securities Exchange Act of 1934, and the rules and regulations thereunder or to obtain any exemption therefrom.

     4.5 Director Status. The Plan will not give any Participant the right to continue as a Director of the Company, or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan.

     4.6 Amendment and Termination of Plan. The Committee may, at any time, amend or terminate the Plan; provided, however, that any action to amend or terminate the Plan shall be taken by the Board rather than the Committee to the extent that action by the Board rather than the Committee is required by reason of the provisions of SEC Rule 16b-3, applicable state law, the applicable rules of any stock exchange, or any other applicable rules; and further provided that no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any acquisition of Stock made under the Plan prior to the date such amendment is adopted by the Committee or the Board, whichever is applicable; notwithstanding the foregoing provisions of this
Section 4.6, in no event shall the provisions relating to grants under Section
3.0 of the Plan be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that the limitation set forth in this sentence shall be applied only to the extent required under SEC Rule 16b-3(c)(2)(ii)(B).

     4.7 Applicable Law. The Plan shall be construed and administered in accordance with the laws of the State of Delaware.

                                                                       EXHIBIT B

                            CLARK EQUIPMENT COMPANY
                         1994 LONG-TERM INCENTIVE PLAN

                                   SECTION 1

                                    GENERAL

     1.1. Purpose. The Clark Equipment Company 1994 Long-Term Incentive Plan (the "Plan") has been established by Clark Equipment Company (the "Company") to:

          (a) attract and retain key executive and managerial employees;

          (b) motivate participating employees, by means of appropriate incentives, to achieve long-range goals;

          (c) provide incentive compensation opportunities that are competitive with those of other major corporations; and

          (d) further identify Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock;

and thereby promote the long-term financial interest of the Company, including the growth in value of the Company's equity and enhancement of long-term stockholder value.

     1.2. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the salaried employees of the Company and the Subsidiaries, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Except as otherwise agreed by the Committee and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the Company or the Subsidiaries.

     1.3. Supplement. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Supplement A, which is attached to and forms a part of the Plan. Capitalized terms in the Plan shall be defined as set forth in the Plan (including Section A-5 of Supplement A).

                                   SECTION 2

                                    OPTIONS

     2.1. Definition. The award of an Option under the Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the Option is awarded, or at a price determined under a method established at the time the Option is awarded, subject to the terms of this Section 2. Options awarded under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee.

     2.2. Eligibility. The Committee shall designate the Participants to whom Options are to be awarded under the Plan and shall determine the number of shares of Stock to be subject to each such Option.

     2.3. Price. The purchase price of a share of Stock under each Option shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is awarded; provided, however, that in no event shall such price be less than the greater of (a) 100% of the Fair Market Value of a share of Stock as of the date on which the Option is granted; or (b) the par value of a share of Stock on such date. The full purchase price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. Except as otherwise determined by the Committee at the time an Option is granted, the purchase price shall be payable in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise, and including shares of

Stock acquired pursuant to the exercise of such Option or any other Option), or in any combination thereof.

     2.4. Exercise. An Option shall be exercisable in accordance with the terms established by the Committee; provided, however, that, except as otherwise expressly provided in the Plan, no Option may be exercised by a Participant (a) prior to the date on which he or she completes one continuous year of employment with the Company or any Subsidiary after the date as of which the Option is granted; or (b) after the Expiration Date applicable to that Option. Except as otherwise expressly provided in the Plan, all rights to purchase shares of Stock pursuant to an Option shall cease as of such Option's Expiration Date. The exercise of an Option will result in the surrender of the corresponding rights under a tandem Stock Appreciation Right, if any.

     2.5. Post-Exercise Limitations. The Committee, in its discretion, may impose such restrictions on shares of Stock acquired pursuant to the exercise of an Option (including stock acquired pursuant to the exercise of a tandem Stock Appreciation Right) as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance and such other factors as the Committee determines to be appropriate.

     2.6. Stock Appreciation Rights. A Stock Appreciation Right may be granted in tandem with all or any portion of a previously or contemporaneously granted Option. Subject to the terms of this Section 2, a Stock Appreciation Right awarded in tandem with an Option under the Plan entitles the Participant to receive, in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof (in the discretion of the Committee), value equal to the excess of:

          (a) the Fair Market Value of the number of shares of Stock subject to the tandem Option and determined at the time of exercise; over

          (b) the exercise price with respect to the shares of Stock under the tandem Option;

provided, however, that to the extent that a Stock Appreciation Right is exercised during the ten-day election period described in SEC Rule 16b-3(e), the amount described in paragraph 2.6(a) next above shall be equal to the highest Fair Market Value of the shares of Stock with respect to such ten-day election period. A Stock Appreciation Right that is in tandem with an Option shall be exercisable at the time the tandem Option is exercisable, and the "Expiration Date" for the Stock Appreciation Right shall be the Expiration Date for the tandem Option. The exercise of a Stock Appreciation Right will result in the surrender of the corresponding rights under the tandem option.

     2.7. Limited Stock Appreciation Rights. The Committee may award Limited Stock Appreciation Rights in tandem with an Option, regardless of whether the Option is in tandem with a Stock Appreciation Right. An award of Limited Stock Appreciation Rights entitles the Participant to receive, in connection with a Change in Control, a cash payment in cancellation of the tandem Options (and any Stock Appreciation Rights in tandem with such Options) which are outstanding on the date the Change in Control occurs (regardless of whether such Options are then presently exercisable). The payment amount shall be equal to the difference between the exercise price per share of any Stock covered by the tandem Option and the "Market Price" of a share of Stock. For purposes of this subsection 2.7, the term "Market Price" shall mean the greater of (a) the highest price per share of Stock paid in connection with the Change in Control and (b) the highest price per share of Stock as reported on the Composite Transaction Reporting System on the New York Stock Exchange (which includes other participating exchanges and over-the-counter markets) during the 30-day period ending on the date of the Change in Control.

                                   SECTION 3

                               PERFORMANCE UNITS

     3.1. Definition. Subject to the terms of this Section 3, a Performance Unit awarded under the Plan entitles the Participant to receive cash equal to the excess of the Fair Market Value of a share of Stock at the time of exercise; over a specified price which shall not be less than 100% of the Fair Market Value of the Stock at the time the Performance Unit is awarded. A Performance Unit shall not be awarded in tandem with an Option.

     3.2. Eligibility. The Committee shall designate the Participants to whom Performance Units are to be awarded under the Plan, shall establish the exercise price or a method by which the price shall be established with respect to each such Performance Unit, and shall determine the number of Performance Units that are subject to each such Award.

     3.3. Exercise. A Performance Unit shall be exercisable in accordance with the terms established by the Committee in connection with the award of such units; provided, however, that except as otherwise expressly provided by the Plan, no Performance Unit may be exercised by a Participant (a) prior to the date on which he or she completes one continuous year of employment with the Company or any Subsidiary after the date as of which the Performance Unit is granted; or (b) after the Expiration Date applicable to that Performance Unit.

                                   SECTION 4

                                RESTRICTED STOCK

     4.1. Definition. Subject to the terms of this Section 4, Restricted Stock Awards under the Plan are grants of Stock to Participants, the vesting of which is subject to such conditions as may be established by the Committee at the time of such award.

     4.2. Eligibility. The Committee shall designate the Participants to whom Restricted Stock is to be awarded, and the number of shares of Stock that are subject to each such Award.

     4.3. Terms and Conditions of Awards. Shares of Restricted Stock awarded to Participants under the Plan shall be subject to the following terms and conditions:

          (a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of not less than one year after the time of the award of such Stock (the "Restricted Period"). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Committee, the right to receive all dividends paid on such shares.

          (b) Except as otherwise determined by the Committee, a Participant whose Date of Termination occurs prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

          (c) The Committee may, in its discretion, condition the vesting of shares of Restricted Stock on the achievement of performance goals.

          (d) Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall bear a legend reflecting the fact that transferability of the certificate and the shares of Stock represented by the certificate are subject to the terms of the Plan. At the discretion of the Committee, each certificate issued in respect of shares of Restricted Stock awarded under the Plan may be deposited in a bank or other location determined by the Committee.

          (e) Subject to the limitations of the Plan and the Award of Restricted Stock, at the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

                                   SECTION 5

                                INCENTIVE GRANTS

     5.1. Definition. Subject to the terms of this Section 5, the Award of Incentive Grants under the Plan entitles the Participant to receive value for the Award at the end of a Performance Period to the extent provided under the Award. The extent to which the Incentive Grant is earned, and value received for the Award, will be contingent on the degree to which the performance measures applicable to the Award are satisfied.

     5.2. Eligibility. The Committee shall designate the Participants who are to receive Incentive Grants, and the terms of each such Award. For each Incentive Grant awarded to a Participant, the Committee will determine the value of the Incentive Grant (which may be stated either in cash or in shares of Stock or in any combination thereof); the performance measures used for determining the extent to which the Awards are earned; the Performance Period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Awards are earned; whether, during or after the Performance Period, any revision to the performance measures or Performance Period should be made to reflect significant events or changes that occur during the Performance Period; the extent to which the Incentive Grant will be paid in cash, in shares of Stock, or both; whether such payment shall be a lump sum or installments; and whether shares of Stock awarded in settlement of the Incentive Grant are to be subject to any restrictions (including, without limitation, restrictions on disposition and restrictions on forfeiture).

     5.3. Payment. The Committee will compare actual performance with the performance measures established for the Performance Period, and determine the extent to which the Award has been earned.

     5.4. Termination during Performance Period. The Committee, in its discretion, may determine whether, if a Participant's Date of Termination occurs during a Performance Period with respect to any Incentive Grants awarded to him or her, the Participant will be entitled to receive all or any portion of the Incentive Grants that he or she would otherwise receive, and the Committee may accelerate the determination and payment of the value of such Incentive Grants or make such other adjustments as the Committee deems desirable.

                                   SECTION 6

                             STOCK PURCHASE PROGRAM

     6.1. Purchase of Stock. The Committee may, from time to time, establish one or more programs under which Participants will be permitted to purchase Stock under the Plan on a periodic basis, and shall designate the Participants eligible to participate under such Stock purchase program. The purchase price for shares of Stock available under such program, and other terms and conditions of such program, shall be established by the Committee; provided that the purchase price may not be less than the Fair Market Value of the Stock at the time of purchase (or, in the Committee's discretion, the value of the Stock based on the average Fair Market Value for a number of days determined by the Committee).

     6.2. Matching Shares. The stock purchase program established by the Committee under this Section 6 may provide for the award of matching shares of Stock, except that in no event shall the matching rate exceed two shares for each three shares purchased by the Participant.

     6.3. Restrictions on Shares. The Committee may impose such restrictions with respect to matching shares awarded pursuant to subsection 6.2 as the Committee determines to be appropriate. Such restrictions may include, without limitation, restrictions of the type that may be imposed with respect to Restricted Stock under Section 4.

                                  SUPPLEMENT A
                     RULES OF OPERATION AND ADMINISTRATION

                                  SECTION A-1

                                 GENERAL RULES

     A-1.1. Effective Date. Subject to the approval of the stockholders of the Company at the Company's 1994 annual meeting of its stockholders, the Plan shall be effective as of February 15, 1994 (the "Effective Date"); provided, however, that to the extent that Awards have been made under the Plan prior to the date such stockholder approval is obtained, they shall be contingent on approval of the Plan by the stockholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan on a date that is more than ten years from the Effective Date.

     A-1.2. Shares Subject to the Plan. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. Subject to the provisions of subsection A-1.4, the number of shares of Stock which may be issued with respect to Awards under the Plan shall not exceed 850,000 shares in the aggregate. In determining the number of shares remaining for use under the Plan, the requirements of SEC Rule 16b-3 shall be applied, including the following requirements:

          (a) Shares of Stock issued pursuant to the Plan shall be counted against the Plan maximum while outstanding even if subject to restrictions. Shares previously counted against the Plan maximum shall be added back to the number available where the shares are (i) subject to Stock Appreciation Rights or Performance Units exercised for cash; or (ii) reacquired or otherwise never issued due to a forfeiture of a Restricted Stock grant or similar award. However, shares previously counted against the Plan maximum may be added back to the number available only where the forfeiting Participant received no benefits of ownership such as dividends from the forfeited shares. For this purpose, a Participant does not have benefits of ownership where the Participant has voting rights, or where dividends accumulate but due to forfeiture are never realized.

          (b) Shares of Stock underlying a Shares-Only Derivative Security shall be counted against the Plan maximum while the Derivative Security is outstanding. Where the number of shares issuable under a Shares-Only Derivative Security is not determinable at the time of grant, the number of shares to be counted against the Plan maximum while the Derivative Security is outstanding shall be based on the Committee's good faith estimate at the time the Derivative Security is awarded of the maximum number of shares for which the Derivative Security appears likely to be settled. Such good faith estimate may, but need not be revised before settlement of the Derivative Security. Alternatively, the number of shares with respect to which the value of the Derivative Security is measured may be used. If the number of shares eventually issued pursuant to the Shares-Only Derivative Security is greater or less than the amount counted against the Plan maximum while the Derivative Security is outstanding, the Company shall deduct or add back, respectively, the excess amounts.

          (c) Shares underlying a Shares-or-Cash Derivative Security shall be counted against the Plan maximum while the Derivative Security is outstanding, based on the Committee's good faith estimate at the time the Derivative Security is awarded of the maximum number of shares for which the Derivative Security appears likely to be settled. A good faith estimate of the maximum number of shares for which the Shares-or-Cash Derivative Security is likely to be settled may take into account an intention of the Committee to insist on cash settlement to any particular extent. Such good faith estimate may, but need not, be revised before settlement of the Derivative Security. If the number of shares eventually issued pursuant to the Shares-or-Cash Derivative Security is greater or less than the amount counted against the Plan maximum while the Derivative Security is outstanding, the Company shall deduct or add back, respectively, the excess amount.

          (d) Where a Shares-Only Derivative Security is granted in tandem with
     (i) another Shares-Only Derivative Security or (ii) a Shares-or-Cash Derivative Security, such that to the extent one is exercised the other cannot be, the number of shares to be counted against the Plan maximum while the Derivative Securities are outstanding shall be the greater of the number that would be counted if one or the other alone was outstanding.

          (e) Non-Derivative Securities, other than Cash-Only Securities excluded from the definition of Derivative Security pursuant to SEC Rule 16a-1(c)(3)(i) need not be counted against the Plan maximum until they become reportable under SEC rules as derivative or equity securities.

          (f) Where awards of Cash-Only Securities are outstanding, the number of shares to be counted against the Plan maximum is the number of shares with respect to which the value of the Cash-Only Securities is measured. The Company shall add back the shares so deducted upon settlement in cash. However, where Derivative Securities that can be settled only in cash are issued pursuant to the exemption afforded by SEC Rule 16b-3 or Rule 16a-1(c)(3)(ii) rather than the Rule 16a-1(c)(3)(i) exemption, such securities shall not be counted against the Plan maximum at any time.

          (g) Terms used in this subsection A-1.2 shall be defined as follows:

             (i) The term "Cash-Only Securities" means securities that are excluded from the definition of Derivative Securities by reason of SEC Rule 16a-1(c)(3)(i).

             (ii) The term "Derivative Security" shall have the meaning ascribed to it in SEC Rule 16a-1(c).

             (iii) The term "Non-Derivative Securities" shall mean securities that are excluded from the definition of Derivative Security under SEC Rule 16a-1(c).

             (iv) The term "Shares-Only Derivative Security" shall mean a Derivative Security payable only in shares of Stock.

             (v) The term "Shares-or-Cash Derivative Security" shall mean a Derivative Security is payable in either shares of Stock or cash, whether at the election of the Committee or the Participant.

     A-1.3. Individual Limits on Awards. Notwithstanding any other provision of the Plan to the contrary, no Participant shall receive any Award of an Option, Stock Appreciation Right or Performance Unit under the Plan to the extent that the sum of:

          (a) the number of shares of Stock (whether pursuant to an Option, Stock Appreciation Right or Performance Unit) subject to such Award;

          (b) the number of shares of Stock subject to all other prior Awards of Options, Stock Appreciation Rights and Performance Units under the Plan during the three-year period ending on the date of the Award (provided, however, that for purposes of this paragraph (b), awards made prior to the Effective Date of the Plan shall be disregarded); and

          (c) the number of shares of Stock subject to all other prior stock options and stock appreciation rights awarded to the Participant under other plans or arrangements of the Company and the Subsidiaries during the three-year period ending on the date of the Award (provided, however, that for purposes of this paragraph (c), awards made prior to the Effective Date of the Plan shall be disregarded);

would exceed 350,000 shares of Stock for any Participant. The determination made under the foregoing provisions of this subsection A-1.3 shall be based on the shares subject to the awards at the time of grant, regardless of when the awards become exercisable.

     A-1.4. Adjustments to Shares. Notwithstanding any other provision of the Plan, the Committee shall make appropriate adjustment to the number and class of shares covered by each outstanding Award (including, without limitation, the number of shares covered by Performance Units and Stock Appreciation Rights) and the exercise prices in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs or spin-offs), reorganizations (including, but not limited to, mergers and consolidations), liquidations, or other similar events. In the event of any such change in the outstanding Stock, the aggregate number and class of shares available under the Plan and the number of shares as to which any Awards (including, without limitation, the number of shares covered by Performance Units and Stock Appreciation Rights) may be granted to any employee shall be adjusted as the Committee in its discretion deems appropriate. The Award Agreements may contain such provisions relating to such adjustments as the Committee determines to be appropriate at the time the Award is granted.

     A-1.5. Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

          (b) Where an investment intent representation or restrictive legend is deemed necessary to comply with the Securities Act of 1933, the Committee may require a written representation to that effect by the Participant, or may require that such legend be affixed to certificates for shares of Stock, at the time an Option or tandem Stock Appreciation Right is exercised, or at the time an Incentive Grant or shares of Restricted Stock are awarded or become non-forfeitable, whichever is applicable.

          (c) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

          (d) The Committee shall have the authority to adopt such modifications, procedures, and programs as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Company or any Subsidiary may operate to assure the viability of the benefits of the Awards made to the individuals employed in such countries and to meet the objectives of the Plan.

     A-1.6. Liability for Cash Payments. The Company or a Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that employer by the Participant. Any disputes relating to liability of the Company or any Subsidiary for cash payments shall be resolved by the Committee.

     A-1.7. Performance-Based Compensation. To the extent that the Committee determines that it is necessary or desirable to conform any Awards under the Plan with the requirements applicable to "Performance-Based Compensation," as that term is used in Code section 162(m)(4)(C), it may, at the time an Award is granted, take such steps and impose such restrictions as it determines to be necessary to satisfy such requirements, including without limitation:

          (a) The establishment of performance goals that must be satisfied prior to the payment or distribution of benefits under such Awards.

          (b) The submission of such Awards and performance goals to the Company's stockholders for approval and making the receipt of benefits under such Awards contingent on receipt of such approval.

          (c) Providing that no payment or distribution be made under such Awards unless the Committee certifies that the goals and the applicable terms of the Plan and Agreement reflecting the Awards have been satisfied.

To the extent that the Committee determines that the foregoing requirements relating to Performance-Based Compensation do not apply to Awards under the Plan because the Awards constitute Options, Stock Appreciation Rights or Performance Units, the Committee may, at the time the Award is granted, conform the Awards to alternative methods of satisfying the requirements applicable to Performance-Based Compensation.

     A-1.8. No Guarantee. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary. Nothing contained in the Plan shall constitute a guarantee by any of the Company or any Subsidiary that the assets of the Company and the Subsidiaries shall be sufficient to pay any benefits to any person.

     A-1.9. Withholding. All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which a Participant is otherwise entitled under the Plan.

     A-1.10. Transferability. Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant.

     A-1.11. Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     A-1.12. Employment and Stockholder Status. The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Subject to the provisions of Section 4 (relating to Restricted Stock Awards), no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he or she fulfills all service requirements and other conditions for receipt of shares of Stock under the Plan.

     A-1.13. Benefits Under Qualified Retirement Plans. Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant's benefits under any Qualified Retirement Plan.

                                  SECTION A-2

                               CHANGE IN CONTROL

     A-2.1. Acceleration. Subject to the provisions of subsection A-1.4 (relating to the adjustment of shares), upon the occurrence of a Change in
Control:

          (a) all outstanding Options (regardless of whether in tandem with Stock Appreciation Rights) shall become fully exercisable, except to the extent that the right to exercise the Option is subject to any restrictions established in connection with a Limited Stock Appreciation Right that is in tandem with the Option;

          (b) all outstanding Performance Units and Stock Appreciation Rights shall become fully exercisable, except that if Stock Appreciation Rights that are in tandem with an Option, and the Option is also in tandem with a Limited Stock Appreciation Right, the right to exercise the Stock Appreciation Right shall be subject to any restrictions established in connection with the Limited Stock Appreciation Right;

          (c) all shares of Restricted Stock and all shares of Stock purchased in accordance with subsection 6.1 and all matching shares of stock awarded in accordance with subsection 6.2 shall become fully vested; and

          (d) Incentive Grants may be paid out in such manner and amounts as determined by the Committee.

     A-2.2. Definition. For purposes of the Plan, the term "Change in Control" means:

          (a) the acquisition of beneficial ownership of 25% or more of the shares of common stock of the Company by or for any person (as such term is defined in Section 14(d)(2) of the Securities Exchange Act of 1934), including for purposes of calculating such person's ownership, all shares beneficially owned by the affiliates and associates (as such terms are defined in Rule 12b-2 of the Securities Exchange Act of 1934) of such person, provided, however, that the term "person" shall not include any of the following: the Company, any Subsidiary, any employee benefit plan or employee stock plan of the Company or any Subsidiary, any dividend reinvestment plan of the Company, any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, or any person which becomes the beneficial owner of 25% or more of such shares then outstanding solely as a result of the acquisition by the Company or any employee benefit plan of the Company of shares of the common stock of the Company, provided that such person does not thereafter acquire any shares of common stock of the Company; or

          (b) during any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of such directors then still in office who were directors at the beginning of such period; or

          (c) the Company's stockholders shall approve (i) the merger or consolidation of the Company with or into another corporation and the Company shall not be the surviving corporation, or (ii) an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

                                  SECTION A-3

                                   COMMITTEE

     A-3.1. Selection of Committee. The Committee shall be the Human Effectiveness Committee of the Board, unless and until another committee is selected by the Board. The Committee shall consist of not less than two members of the Board.

     A-3.2. Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

          (a) Subject to the provisions of the Plan, the Committee will have authority to select employees to receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective employee, his or her present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

          (b) Subject to the provisions of the Plan, the Committee will have authority to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation as described in Code section 162(m), and to take such action, establish such procedures, and impose such restrictions at the time of granting such Awards as the Committee determines to be necessary or appropriate to conform to such requirements.

          (c) The Committee is authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (e) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination may be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

     A-3.3. Delegation by Committee. Except to the extent prohibited by the provisions of Rule 16b-3, the rules relating to Performance-Based Compensation, applicable state law, the applicable rules of any stock exchange, or any other applicable rules, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

                                  SECTION A-4

                           AMENDMENT AND TERMINATION

     The Committee may, at any time, amend or terminate the Plan; provided, however, that any action to amend or terminate the Plan shall be taken by the Board rather than the Committee to the extent that action by the Board rather than the Committee is required by reason of the provisions of Rule 16b-3, the rules relating to Performance-Based Compensation, applicable state law, the applicable rules of any stock exchange, or any other applicable rules; and further provided that no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Committee or the Board, whichever is applicable.

                                  SECTION A-5

                                 DEFINED TERMS

     For purposes of the Plan, the terms listed below shall be defined as follows:

     A-5.1. Award. The term "Award" shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the award of Incentive Grants, Options, Performance Units, Restricted Stock, and Stock Appreciation Rights.

     A-5.2. Board. The term "Board" shall mean the Board of Directors of the Company.

     A-5.3. Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     A-5.4. Date of Termination. A Participant's "Date of Termination" shall be the date that his or her employment with all of the Company and the Subsidiaries terminates for any reason; provided that a Date of Termination shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries; and further provided that a Participant's employment shall not be considered terminated while the Participant is on an approved leave of absence from the Company or a Subsidiary.

     A-5.5. Expiration Date. The "Expiration Date" with respect to an Option, Stock Appreciation Right or Performance Unit means the date established as the Expiration Date by the Committee at the time of the award; provided, however, that the "Expiration Date" with respect to Stock Appreciation Rights in tandem with an Option shall be the Expiration Date for the tandem Option; and further provided that, subject to the following provisions of this subsection A-5.5, the Expiration Date with respect to any Option, Stock Appreciation Right or Performance Unit shall not be later than the earliest to occur of:

          (a) the ten-year anniversary of the date on which the Option, Stock Appreciation Right or Performance Unit is awarded;

          (b) the date, if any, determined in accordance with subsection A-5.8;

          (c) if the Participant's Date of Termination occurs by reason of Misconduct, the Date of Termination; or

          (d) if the Participant's Date of Termination occurs by reason other than Retirement or Misconduct: (i) with respect to Awards exercisable as of the Date of Termination, the three-month anniversary of such Date of Termination; and (ii) with respect to Awards not exercisable as of the Date of Termination, the Date of Termination.

If no Expiration Date is specified by the Committee with respect to the Award of an Option, Stock Appreciation Right, or Performance Unit, the Expiration Date with respect to such Award shall be the earliest to occur of the dates described in paragraphs A-5.5(a), (b), (c) and (d).

     A-5.6. Fair Market Value. The "Fair Market Value" of a share of Stock of the Company as of any date shall be (a) the closing price for sales of the Company's Stock as reported on the Composite Transaction Reporting System on the New York Stock Exchange, which includes other participating exchanges and over-the-counter markets, on such date; or (b) in the absence of reported sales on such date, the average of the reported closing bid and asked prices for such stock on such Exchange on such date; provided that, if such information is not available for that date, the last preceding date for which it is available. In all cases, such determination shall be made by the Committee in conformity to any applicable laws and regulations.

     A-5.7. Incentive Stock Option. The term "Incentive Stock Option" shall be an Option that is intended to satisfy the requirements of section 422(b) of the Code; provided, however, that in the discretion of the Committee, the terms of the Award of an Incentive Stock Option may include rights which, if exercised by the Participant, would cause the Option to not be treated as subject to section 421 of the Code. Consistent with the requirements of section 422 of the Code, to the extent that the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and all Subsidiaries) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options.

     A-5.8. Competition and Confidentiality Restrictions. Except as otherwise provided by the Committee or otherwise expressly provided by the Plan:

          (A) the Expiration Date with respect to any Option, Stock Appreciation Right or Performance Unit granted to any Participant shall not be later than the date, if any, on which the Participant violates either the Confidentiality Restrictions set forth in paragraph A-5.8(a) or the Competition Restrictions set forth in paragraph A-5.8(b); and

          (B) the Participant shall forfeit all outstanding Awards which have not yet become exercisable on the date, if any, the Participant violates either the Confidentiality Restrictions set forth in paragraph A-5.8(a) or the Competition Restrictions set forth in paragraph A-5.8(b).

     For purposes of the Plan:

          (a) A Participant shall be deemed to violate the Confidentiality Restrictions of this paragraph A-5.8(a) on the date, if any, on which he or she uses, discloses, gives, sells, publishes or otherwise divulges to any person, firm or corporation any Confidential Information, as hereinafter defined, regarding the Company, VME Group N.V., or any of their subsidiaries, affiliates or joint venture companies, except that this sentence shall not apply to actions taken by the Participant in furtherance of his or her duties to the Company or such other companies. The term "Confidential Information" shall mean any information (including, without limitation, information such as technical or non-technical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, and lists of actual or potential customers or suppliers) that:

             (I) is sufficiently secret to derive economic value, actual or potential, from not being generally known to other persons who can obtain economic value from its disclosure or use; and

             (II) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality.

        The term "Confidential Information" shall include, but not be limited to any aspect of such companies' business, trade secrets, strategies, potential acquisitions or divestitures, discussions relating to acquisitions or divestitures, financial statements or other financial information, employee relations and employee compensation information, forecasts, operations, business plans, product marketing and sales, prices, discounts, products, product specifications, designs, plans, processes, data and know-how, ideas, technical information and intellectual property, except such information as is otherwise made publicly available by such companies.

          (b) A Participant shall be deemed to violate the Competition Restrictions of this paragraph A-5.8(b) on the date, if any, on which he or she engages in any manner in competition with the Company, VME Group N.V., or any of their subsidiaries, affiliates or joint venture companies anywhere in the world with respect to any aspect of the business which at any time is being conducted by the Company or any of such other companies (collectively, the "Business"), including without limitation, the design, manufacture, sale or distribution of products or the providing of services which are similar to or competitive with those of any of such companies, or becoming a director, employee or representative of any person, firm, or company which engages in such activity in competition with the Business.

     Nothing in this subsection A-5.8 shall be construed to:

          (i) relieve a Participant of any restrictions (involving competition and confidential information) applicable to the Participant, or any duties (involving competition and confidential information) that the Participant may otherwise have to the Company, VME Group N.V., or any of their subsidiaries, affiliates or joint venture companies anywhere in the world; or

          (ii) limit the Committee's authority to modify the competition or confidentiality restrictions imposed on any Participant with respect to Awards under the Plan, or the authority of the Company or the Committee to impose competition or confidentiality restrictions with respect to persons providing services to the Company, VME Group N.V., and their subsidiaries, affiliates, and joint venture companies; provided, however, that, except as otherwise expressly provided in the agreement reflecting an Award under the Plan, no modification of the competition or confidentiality provisions under the Award shall be effective without the Participant's consent except to the extent that it is included in the Agreement reflecting the Award.

     A-5.9. Misconduct. The term "Misconduct" shall mean serious misconduct by a Participant that is detrimental to the interests of the Company or any Subsidiary.

     A-5.10. Non-Qualified Stock Option. The term "Non-Qualified Stock Option" shall be an Option that is not intended to satisfy the requirements of section 422(b) of the Code.

     A-5.11. Option. The term "Option" shall mean any Incentive Stock Option or Non-Qualified Stock Option awarded under the Plan.

     A-5.12. Qualified Retirement Plan. The term "Qualified Retirement Plan" means any plan of the Company or a Subsidiary that is intended to be qualified under section 401(a) of the Internal Revenue Code of 1986, as amended.

     A-5.13. Retirement. "Retirement" of a Participant shall mean the occurrence of a Participant's Date of Termination under circumstances that constitutes a retirement under the terms of the Qualified Retirement Plan of the Company or a Subsidiary that is extended to the Participant immediately prior to the Participant's Date of Termination or, if no such plan is in existence on his or her Date of Termination, then termination of employment with the Company and the Subsidiaries in accordance with the then existing retirement plans.

     A-5.14. SEC. "SEC" shall mean the Securities and Exchange Commission.

     A-5.15. Stock. The term "Stock" shall mean shares of common stock of the Company.

     A-5.16. Subsidiaries. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

                           CLARK EQUIPMENT COMPANY                   P R O X Y
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Leo J. McKernan and Thomas C. Clarke, or either of them, as Proxies, with the full power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock held of record by the undersigned at the Annual Meeting of Stockholders of Clark Equipment Company to be held on May 10, 1994, at 9:00 a.m. E.S.T., at the South Bend Marriott Hotel, 123 North St. Joseph Street, South Bend, Indiana, or any adjournment thereof and, in their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3,
AND 4.

                                PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                    PROMPTLY USING THE ENCLOSED ENVELOPE.
                                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



                             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, AND 4.
                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
                                                               FOR all
1. ELECTION OF DIRECTORS                                       nominees                                        FOR  AGAINST  ABSTAIN
   Nominees: James C. Chapman, Donald               WITHHOLD   (except    3. APPROVAL OF CLARK EQUIPMENT       / /    / /      / /
   N. Frey, James A.D. Geier, Gaynor                AUTHORITY  for the       COMPANY STOCK ACQUISITION PLAN
   N. Kelley, Leo J. McKernan, Ray B.               to vote    nominees      FOR NON-EMPLOYEE DIRECTORS
   Mundt, Frank M. Sims.                 FOR all    for all    written
                                         nominees   nominees   below)                                          FOR  AGAINST  ABSTAIN
                                           / /        / /        / /      4. RATIFICATION OF APPOINTMENT       / /    / /      / /
                                                                             OF INDEPENDENT ACCOUNTANTS

                                                                          Please sign below exactly as your name appears here.  When
   INSTRUCTION: To withhold authority to vote for any individ-            shares are held by joint tenants, both should sign.  When
   ual nominee, print that nominee's name on the line provided            signing as attorney, as executor, administrator, trustee
   below.                                                                 or guardian, please give full title as such.  If a
                                                                          corporation, please sign in the full corporate name by the
                                                                          President of other authorized officer.  If a partnership,
                                                                          please sign in the partnership name by an authorized
   ___________________________________________________________            person.

                                               FOR  AGAINST  ABSTAIN
2. APPROVAL OF CLARK EQUIPMENT COMPANY 1994    / /    / /      / /        If you do not wish to have this proxy kept confidential in
   LONG TERM INCENTIVE PLAN                                               accordance with Clark Equipment Company's Confidential
                                                                          Voting Policy, as described in the Proxy Statement, please so indicate by checking the box below.
                                                                          / / I do not wish to have this proxy kept confidential.

                                                                         __________________________________________________________
                                                                                              Signature

                                                                         __________________________________________________________
                                                                                        Signature (if held jointly)

                                                                         Dated: _____________________________________________, 1994
                                                                         Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

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

                           CLARK EQUIPMENT COMPANY                   P R O X Y
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

In accordance with the provisions of the Clark Equipment Company Leveraged
Employee Stock Ownership Plan ("LESOP"), the Clark Savings and Investment Plan
("CSIP") and the Melroe Savings and Investment Plan ("MSIP"), the undersigned hereby appoints Leo J. McKernan and Thomas C. Clarke, or either of them, as Proxies, with the full power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock allocated to the account of the undersigned under the LESOP and held in the account of the undersigned under the CSIP and the MSIP at the Annual Meeting of Stockholders of Clark Equipment Company to be held on May 10,
1994, at 9:00 a.m. E.S.T., at the South Bend Marriott Hotel, 123 North St.
Joseph Street, South Bend, Indiana, or any adjournment thereof and, in their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1,2,3, AND 4.

                                PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                    PROMPTLY USING THE ENCLOSED ENVELOPE.
                                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



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
                             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, AND 4.
                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
                                                               FOR all
1. ELECTION OF DIRECTORS                                       nominees                                        FOR  AGAINST  ABSTAIN
   Nominees: James C. Chapman, Donald               WITHHOLD   (except    3. APPROVAL OF CLARK EQUIPMENT       / /    / /      / /
   N. Frey, James A.D. Geier, Gaynor                AUTHORITY  for the       COMPANY STOCK ACQUISITION PLAN
   N. Kelley, Leo J. McKernan, Ray B.               to vote    nominees      FOR NON-EMPLOYEE DIRECTORS
   Mundt, Frank M. Sims.                 FOR all    for all    written
                                         nominees   nominees   below)                                          FOR  AGAINST  ABSTAIN
                                           / /        / /        / /      4. RATIFICATION OF APPOINTMENT       / /    / /      / /
                                                                             OF INDEPENDENT ACCOUNTANTS

                                                                          Please sign below exactly as your name appears here.  When
   INSTRUCTION: To withhold authority to vote for any individ-            shares are held by joint tenants, both should sign.  When
   ual nominee, print that nominee's name on the line provided            signing as attorney, as executor, administrator, trustee
   below.                                                                 or guardian, please give full title as such.  If a
                                                                          corporation, please sign in the full corporate name by the
                                                                          President of other authorized officer.  If a partnership,
                                                                          please sign in the partnership name by an authorized
   ___________________________________________________________            person.

                                               FOR  AGAINST  ABSTAIN
2. APPROVAL OF CLARK EQUIPMENT COMPANY 1994    / /    / /      / /        If you do not wish to have this proxy kept confidential in
   LONG TERM INCENTIVE PLAN                                               accordance with Clark Equipment Company's Confidential
                                                                          Voting Policy, as described in the Proxy Statement, please so indicate by checking the box below.
                                                                          / / I do not wish to have this proxy kept confidential.

                                                                         __________________________________________________________
                                                                                              Signature

                                                                         __________________________________________________________
                                                                                        Signature (if held jointly)

                                                                         Dated: _____________________________________________, 1994
                                                                         Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

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